                                                                  EXHIBIT 10.17





                         CINGULAR WIRELESS PENSION PLAN




                                                      EFFECTIVE NOVEMBER 1, 2001

                         CINGULAR WIRELESS PENSION PLAN

      On this first day of November 2001, Cingular Wireless LLC (the "Controlling Company") hereby adopts the Cingular Wireless Pension Plan (the "Plan").

                          STATEMENT OF PURPOSE

      A. The primary purpose of the Plan is to recognize the contributions made to the Controlling Company and its participating affiliates by employees and to reward those contributions by providing eligible employees with retirement benefits.

      B. In connection with the formation of the Controlling Company, certain employees of SBC Communications Inc., BellSouth Corporation and their affiliates (the "Transferred Employees") will become employees of the Controlling Company and its affiliates. Effective as of the applicable dates of transfer, the accrued benefits of certain of the Transferred Employees under the SBC Pension Benefit Plan, the SNET Pension Plan, the Pacific Telesis Group Pension Plan and the BellSouth Personal Retirement Account Pension Plan will be transferred to the Plan, and assets of such plans sufficient to fund such transferred accrued benefits will be transferred to the Plan on or as soon as administratively practicable after such dates.

      C. The Controlling Company intends that the Plan be a defined benefit pension plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, and that it satisfy the requirements of the Employee Retirement Income Security Act of 1974, as amended.

                             STATEMENT OF AGREEMENT

      To adopt the Plan with the purposes and goals as hereinabove described, the Controlling Company hereby sets forth the terms and provisions as follows:

                                TABLE OF CONTENTS

ARTICLE I     DEFINITIONS .................................................   1

  1.1    Accrued Benefit ..................................................   1
  1.2    Active Participant ...............................................   1
  1.3    Actuarial Equivalent .............................................   1
    (a)    Mortality Table ................................................   1
    (b)    Interest Rate ..................................................   1
  1.4    Actuary ..........................................................   1
  1.5    Administrative Committee .........................................   1
  1.6    Affiliate ........................................................   1
  1.7    Ameritech Plan ...................................................   2
  1.8    Ameritech Transferred Employee ...................................   2
  1.9    Ameritech Transition Account .....................................   2
  1.10   Applicable Interest Rate .........................................   2
    (a)    General Rule ...................................................   2
    (b)    BellSouth Grandfathered Cash Balance Account ...................   2
    (c)    SNET Frozen Core Pension Benefit ...............................   2
  1.11   Applicable Mortality Table .......................................   2
  1.12   Average Social Security Covered Wage Base ........................   2
  1.13   Bargained Employee ...............................................   3
  1.14   BellSouth Grandfathered Cash Balance Account .....................   3
  1.15   BellSouth Plan ...................................................   3
  1.16   BellSouth Transferred Participant ................................   3
  1.17   Beneficiary ......................................................   3
  1.18   Benefit Commencement Date ........................................   3
  1.19   Board ............................................................   3
  1.20   Break in Service .................................................   4
  1.21   Cash Balance Account .............................................   4
  1.22   Chief Executive Officer ..........................................   4
  1.23   Code .............................................................   4
  1.24   Compensation .....................................................   4
    (a)    Benefit Compensation ...........................................   4
    (b)    Key Employee Compensation ......................................   5
    (c)    Top-Heavy Compensation .........................................   5
    (d)    Code Section 415 Compensation ..................................   5
    (e)    Testing Compensation ...........................................   6
  1.25   Contribution .....................................................   6
  1.26   Controlling Company ..............................................   6
  1.27   Covered Employee .................................................   6
  1.28   Date of Determination ............................................   6
  1.29   Deferred Retirement Benefit ......................................   6
  1.30   Deferred Retirement Date .........................................   6
  1.31   Defined Benefit Dollar Limitation ................................   7
  1.32   Defined Benefit Minimum ..........................................   7
  1.33   Defined Benefit Plan .............................................   7

1.34   Defined Contribution Plan ..........................................   7
1.35   Determination Date .................................................   7
1.36   Disabled ...........................................................   7
1.37   Effective Date .....................................................   7
1.38   Eligible Retirement Plan ...........................................   7
1.39   Eligible Rollover Distribution .....................................   8
1.40   Employee ...........................................................   8
1.41   Employment Date ....................................................   8
1.42   Entry Date .........................................................   8
1.43   ERISA ..............................................................   8
1.44   Highly Compensated Employee ........................................   8
1.45   Hour of Service ....................................................   8
1.46   Interest Credit ....................................................   8
1.47   Interest Crediting Rate ............................................   9
  (a)    General Rule .....................................................   9
  (b)    BellSouth Grandfathered Cash Balance Account .....................   9
1.48   Investment Committee ...............................................   9
1.49   Joint Annuitant ....................................................   9
1.50   Key Employee .......................................................   9
1.51   Leave of Absence ...................................................   9
1.52   Life Annuity .......................................................   9
1.53   Maternity or Paternity Leave .......................................   9
1.54   Named Fiduciary ....................................................  10
1.55   Net Credited Service ...............................................  10
  (a)    General Rule .....................................................  10
  (b)    SBC Transferred Employees ........................................  10
  (c)    BellSouth Transferred Participants ...............................  10
  (d)    Ameritech Transferred Employees ..................................  10
1.56   Non-Key Employee ...................................................  10
1.57   Normal Retirement Age ..............................................  10
1.58   Normal Retirement Benefit ..........................................  10
1.59   Normal Retirement Date .............................................  11
1.60   Participant ........................................................  11
1.61   Participating Company ..............................................  11
1.62   PBGC ...............................................................  11
1.63   Permissive Aggregation Group .......................................  11
1.64   Plan ...............................................................  11
1.65   Plan Year ..........................................................  11
1.66   PTG Plan ...........................................................  11
1.67   PTG Transferred Participant ........................................  11
1.68   Qualified Joint and Survivor Annuity ...............................  11
1.69   Qualified Retirement Election ......................................  11
1.70   Qualified Spousal Waiver ...........................................  12
1.71   Related Company ....................................................  12
1.72   Required Aggregation Group .........................................  12
1.73   SBC Plan ...........................................................  12

  1.74   SBC Transferred Participant ......................................  13
  1.75   Senior Officers ..................................................  13
  1.76   Service Credit ...................................................  13
  1.77   Severance Date ...................................................  13
  1.78   SNET Frozen Core Pension Benefit .................................  13
  1.79   SNET Frozen Enhanced Cash Balance Account ........................  13
  1.80   SNET Plan ........................................................  13
  1.81   SNET Transferred Participant .....................................  13
  1.82   Social Security Retirement Age ...................................  13
    (a)    Code Section 415 Limitation ....................................  13
    (b)    BellSouth Management Pension Plan Benefit ......................  13
  1.83   Spousal Life Annuity .............................................  13
  1.84   Spouse or Surviving Spouse .......................................  14
  1.85   Taxable Wage Base ................................................  14
  1.86   Term of Employment ...............................................  14
  1.87   Termination Benefit ..............................................  14
  1.88   Top-Heavy Group ..................................................  14
  1.89   Top-Heavy Plan ...................................................  14
  1.90   Transfer Date ....................................................  14
  1.91   Transferred Employee .............................................  14
  1.92   Trust or Trust Agreement .........................................  14
  1.93   Trust Fund .......................................................  14
  1.94   Trustee ..........................................................  15
  1.95   Vesting Service Credit ...........................................  15
  1.96   Years of Service .................................................  15
    (a)    Aggregation Rule ...............................................  15
    (b)    Counting Periods of Severance ..................................  15
    (c)    Pre-Break Service ..............................................  15
    (d)    Predecessor Plan ...............................................  16
    (e)    Predecessor Employer ...........................................  16
    (f)    Reemployed Veterans ............................................  16

ARTICLE II    ELIGIBILITY .................................................  17

  2.1    Initial Eligibility Requirements .................................  17
    (a)    General Rule ...................................................  17
    (b)    Transferred Employees ..........................................  17
    (c)    Covered Employees on December 31, 2001 .........................  17
    (d)    New Participating Companies ....................................  17
    (e)    Predecessor Employer ...........................................  17
  2.2    Treatment of Interruptions of Service ............................  17
    (a)    Leave of Absence ...............................................  17
    (b)    Reparticipation Upon Reemployment ..............................  17
  2.3    Change in Status .................................................  18
    (a)    Loss of Covered Employee Status ................................  18
    (b)    Change to Covered Employee Status ..............................  18
    (c)    Change by Participant ..........................................  18

ARTICLE III   ACCRUED BENEFIT .............................................  19

  3.1    Determination of Accrued Benefit .................................  19
    (a)    General Rule ...................................................  19
    (b)    SBC Career Average Benefit .....................................  19
    (c)    SBC Special Pension Account ....................................  19
    (d)    PTG Accelerated Transition Benefit .............................  19
    (e)    PTG Special Accelerated Transition Benefit .....................  20
    (f)    SNET Enhanced Pension Benefits .................................  20
    (g)    SNET Transferred Participants Terminating Prior to
           January 1, 2005 ................................................  20
    (h)    BellSouth Grandfathered Cash Balance Account ...................  20
    (i)    BellSouth Management Pension Plan Benefit ......................  21
    (j)    BellSouth Management Pension Plan Minimum Lump Sum Benefit .....  21
    (k)    BellSouth Pension Plan Benefit .................................  22
  3.2    Cash Balance Account .............................................  22
    (a)    Opening Balance ................................................  22
    (b)    Service Credits ................................................  23
    (c)    Interest Credits ...............................................  24
    (d)    Nature of Cash Balance Accounts ................................  24
  3.3    BellSouth Grandfathered Cash Balance Account .....................  24
    (a)    Opening Balance ................................................  25
    (b)    Service Credits ................................................  25
    (c)    Interest Credits ...............................................  25
    (d)    Nature of BellSouth Grandfathered Cash Balance Accounts ........  25
  3.4    Reemployed Veterans ..............................................  25

ARTICLE IV   VESTING IN ACCRUED BENEFITS ..................................  26

  4.1    General Vesting Rule .............................................  26
  4.2    Vesting Upon Occurrence of Certain Events ........................  26
  4.3    Vesting of Transferred Employees .................................  26
  4.4    Vesting of Covered Employees on December 31, 2001 ................  27
  4.5    Timing of Forfeitures ............................................  27
  4.6    Amendment to Vesting Schedule ....................................  27

ARTICLE V    RETIREMENT AND TERMINATION BENEFITS ..........................  28

  5.1    Normal Retirement Benefit ........................................  28
  5.2    Deferred Retirement Benefit ......................................  28
    (a)    Retirement After Normal Retirement Age .........................  28
    (b)    Effect of Delayed Commencement .................................  28
  5.3    Termination Benefit ..............................................  28
    (a)    General ........................................................  28
    (b)    Early Commencement .............................................  28
    (c)    Forfeiture of Nonvested Accrued Benefit ........................  32
  5.4    Reemployment of a Participant ....................................  32

ARTICLE VI   PAYMENT OF BENEFITS ..........................................  33

  6.1    Normal Payment Forms .............................................  33

  6.2    Election of Alternative Payment Forms ............................  33
    (a)    Election .......................................................  33
    (b)    Optional Payment Forms .........................................  33
    (c)    Additional SNET Optional Payment Forms .........................  35
    (d)    Rate of Payments to Joint Annuitant ............................  36
    (e)    Direct Rollover Distribution ...................................  36
  6.3    Retirement Notice ................................................  37
  6.4    Cash-Out Payment of Benefit ......................................  37
  6.5    Qualified Domestic Relations Orders ..............................  38
  6.6    Latest Date for Payment of Benefits; Incidental and Minimum
           Benefit Rules ..................................................  38
    (a)    Required Date for Commencement of Benefits .....................  38
    (b)    Incidental and Minimum Benefit Rules ...........................  39
  6.7    Claims ...........................................................  39
    (a)    Procedure ......................................................  39
    (b)    Review Procedure ...............................................  39
    (c)    Satisfaction of Claims .........................................  39
  6.8    Forfeiture of Benefits by Killers ................................  40
  6.9    Unclaimed Benefits ...............................................  40
  6.10   Recovery of Mistaken Payments ....................................  40

ARTICLE VII     PRERETIREMENT SURVIVOR BENEFITS ...........................  42

  7.1    Payment to Surviving Spouse ......................................  42
    (a)    Survivor Annuity ...............................................  42
    (b)    Single-Sum Payment .............................................  42
  7.2    Payment to a Non-Spouse Beneficiary ..............................  43
  7.3    Beneficiary Designation ..........................................  43
    (a)    General ........................................................  43
    (b)    No Designation or Designee Dead or Missing .....................  43
  7.4    Survivor Benefit Notice ..........................................  44
  7.5    Commencement of Survivor Benefits ................................  44
    (a)    Payments .......................................................  44
    (b)    Minimum Benefit Rules ..........................................  44
  7.6    Death During Suspension of Benefits ..............................  44
  7.7    Single-Sum Payment of Survivor Benefit ...........................  45
  7.8    Claims ...........................................................  45

ARTICLE VIII     CONTRIBUTIONS AND ADMINISTRATION OF FUNDS ................  46

  8.1    Establishment of Trust Fund; Use of Group Annuity Contracts ......  46
    (a)    Trust Fund .....................................................  46
    (b)    Use of Group Annuity Contracts .................................  46
  8.2    Company Contributions ............................................  46
    (a)    Amount of Contributions ........................................  46
    (b)    Application of Forfeitures .....................................  46
    (c)    Payment of Contributions .......................................  46
  8.3    Contingent Nature of Company Contribution ........................  47
  8.4    Form of Contribution .............................................  47
  8.5    Exclusive Benefit; Refund of Contributions .......................  47

    (a)    Conditions for Refund ..........................................  47
    (b)    Manner of Refund ...............................................  47
  8.6    Participant Contributions ........................................  47
  8.7    Errors and Omissions in Benefits .................................  47

ARTICLE IX   ADMINISTRATION ...............................................  48

  9.1    Administrative Committee; Appointment and Term of Office .........  48
    (a)    Appointment ....................................................  48
    (b)    Removal; Resignation ...........................................  48
    (c)    Certification ..................................................  48
  9.2    Organization of Administrative Committee .........................  48
  9.3    Powers and Responsibility ........................................  48
  9.4    Records of Administrative Committee ..............................  49
    (a)    Notices and Directions .........................................  49
    (b)    Records ........................................................  50
  9.5    Delegation .......................................................  50
  9.6    Reporting and Disclosure .........................................  50
  9.7    Construction of the Plan .........................................  50
  9.8    Correction of Errors .............................................  51
  9.9    Assistants and Advisors ..........................................  51
    (a)    Engaging Advisors ..............................................  51
    (b)    Reliance on Advisors ...........................................  51
  9.10   Investment Committee .............................................  51
    (a)    Funding Policy .................................................  51
    (b)    Appointment ....................................................  51
    (c)    Duties .........................................................  52
  9.11   Direction of Trustee .............................................  52
  9.12   Bonding ..........................................................  52
  9.13   Indemnification ..................................................  52

ARTICLE X    ALLOCATION OF AUTHORITY AND RESPONSIBILITIES .................  54

  10.1   Controlling Company and Board ....................................  54
    (a)    General Responsibilities .......................................  54
    (b)    Allocation of Authority ........................................  54
    (c)    Authority of Participating Companies ...........................  54
  10.2   Administrative Committee .........................................  54
  10.3   Investment Committee .............................................  55
  10.4   Trustee ..........................................................  55
  10.5   Limitations on Obligations of Fiduciaries ........................  55
  10.6   Delegation .......................................................  55
  10.7   Multiple Fiduciary Roles .........................................  55

ARTICLE XI    AMENDMENT, TERMINATION AND ADOPTION .........................  56

  11.1   Authority to Amend or Terminate ..................................  56
  11.2   Termination ......................................................  56
    (a)    Complete Termination ...........................................  56
    (b)    Partial Termination ............................................  56

    11.3  Dissolution Upon Complete Termination ...........................  56
      (a)   Satisfaction of Reporting Requirements ........................  56
      (b)   Satisfaction of Benefit Liabilities ...........................  56
      (c)   Liquidation of Assets .........................................  57
      (d)   Allocation of Excess Assets ...................................  57
      (e)   Direct Rollover Distributions .................................  57
    11.4  Adoption of the Plan by a Participating Company .................  57
      (a)   Procedures for Participation ..................................  57
      (b)   Single Plan ...................................................  57
      (c)   Authority under Plan ..........................................  58
      (d)   Contributions to Plan .........................................  58
      (e)   Withdrawal from Plan ..........................................  58
    11.5  Restriction of Certain Benefits .................................  58
    11.6  Merger, Consolidation and Transfer of Assets or Liabilities .....  59

ARTICLE XII CODE SECTION 415 LIMITATIONS ON BENEFITS ......................  60

    12.1  Code Section 415 Limitations on Benefit Attributable to Employer
            Contributions .................................................  60
      (a)   Basic Limitation on Benefit ...................................  60
      (b)   Exception .....................................................  60
      (c)   Adjustments to Basic Limitation ...............................  60
    12.2  Compliance with Code Section 415 ................................  61

ARTICLE XIII TOP-HEAVY PROVISIONS .........................................  62

    13.1  Top-Heavy Plan Years ............................................  62
    13.2  Determination of Top-Heavy Status ...............................  62
      (a)   Application ...................................................  62
      (b)   Special Definitions ...........................................  62
      (c)   Special Rules .................................................  64
    13.3  Top-Heavy Minimum Benefit .......................................  65
      (a)   General Rule ..................................................  65
      (b)   Participation in Defined Contribution Plan ....................  65
      (c)   Defined Benefit Minimum .......................................  65
    13.4  Top-Heavy Minimum Vesting .......................................  66
    13.5  Collectively Bargained Employees ................................  66
    13.6  Construction of Limitations and Requirements ....................  66

ARTICLE XIV MISCELLANEOUS .................................................  67

    14.1  Nonalienation of Benefits and Spendthrift Clause ................  67
      (a)   General Nonalienation Requirements ............................  67
      (b)   Exception for Qualified Domestic Relations Orders .............  67
      (c)   Exception for Crimes against the Plan .........................  67
    14.2  Headings ........................................................  69
    14.3  Construction, Controlling Law ...................................  69
    14.4  No Contract of Employment .......................................  69
    14.5  Legally Incompetent .............................................  69
    14.6  Heirs, Assigns and Personal Representatives .....................  69
    14.7  Title to Assets, Benefits Supported Only By Trust Fund ..........  69

  14.8   Legal Action .....................................................  70
  14.9   No Discrimination ................................................  70
  14.10    Severability ...................................................  70
  14.11    Exclusive Benefit; Refund of Contributions .....................  70
  14.12    Predecessor Service ............................................  71
  14.13    Plan Expenses ..................................................  71
  14.14    Recordkeeper Transition Rule ...................................  71

SCHEDULE A     PARTICIPATING COMPANIES AND EFFECTIVE DATES ................  72

SCHEDULE B     COVERED COLLECTIVE BARGAINING CONTRACTS AND
EFFECTIVE DATES ...........................................................  73

SCHEDULE C     SNET GRANDFATHERED ANNUITY CONVERSION FACTORS
TABLE .....................................................................  74

SCHEDULE D     SNET GRANDFATHERED EARLY RETIREMENT REDUCTION
FACTORS TABLE .............................................................  77

SCHEDULE E     SNET GRANDFATHERED SINGLE-SUM CERTAIN REDUCTION
FACTORS TABLE .............................................................  79

SCHEDULE F     AMERITECH TRANSITION ACCOUNT ...............................  80

                                 ARTICLE I

                                DEFINITIONS

      For purposes of the Plan, the following terms, when used with an initial capital letter, shall have the meanings set forth below unless a different meaning plainly is required by the context.

      1.1 Accrued Benefit shall mean a monthly pension benefit (i) which a Participant has earned under the Plan as of any date of reference, and (ii) which is more fully determined under Article III.

      1.2 Active Participant shall mean, for any Plan Year (or any portion thereof), any Covered Employee who, pursuant to the terms of Article II, has been admitted to, and not removed from, active participation in the Plan since the last date his employment commenced or recommenced.

      1.3 Actuarial Equivalent shall mean a benefit of equivalent value based on the following factors:

            (a) Mortality Table. The mortality assumptions of the Applicable Mortality Table; and

            (b) Interest Rate. An interest rate equal to the Applicable Interest Rate.

      1.4 Actuary shall mean an actuary (or a firm of actuaries) who is enrolled under ERISA Section 3041, et seq., and who is selected by the Administrative Committee to perform the actuarial calculations, valuations and duties for the Plan.

      1.5 Administrative Committee shall mean the committee or its delegate which shall act on behalf of the Controlling Company to administer the Plan as provided in Article IX. The Administrative Committee shall be the plan administrator, as that term is defined in Code Section 414(g) and ERISA Section 3(16)(A). The Controlling Company may act in lieu of the Administrative Committee, as it deems appropriate or desirable.

      1.6 Affiliate shall mean, as of any date and determined separately with respect to the Controlling Company and each Related Company, (i) a Participating Company and (ii) any company, person or organization which, on such date, (A) is a member of the same controlled group of corporations [within the meaning of Code Section 414(b)] as is a Participating Company; (B) is a trade or business (whether or not incorporated) which controls, is controlled by or is under common control with [within the meaning of Code Section 414(c)] a Participating Company; (C) is a member of an affiliated service group [as defined in Code
Section 414(m)] which includes a Participating Company; or (D) is required to be aggregated with a Participating Company pursuant to regulations promulgated under Code Section 414(o). Solely for purposes of Article XII, the term "Affiliate" as defined in this Section shall be deemed to include any company, person or organization that would be an Affiliate if the phrase "more than 50%" were substituted for the phrase "at least 80%" in each place the latter phrase appears in Code Section 1563(a)(1).

      1.7 Ameritech Plan shall mean the Ameritech Management Pension Plan, as in effect on the applicable Participant's Transfer Date.

      1.8 Ameritech Transferred Employee shall mean a former employee of SBC Communications Inc. or an affiliate thereof who (i) became an Employee of a Participating Company in connection with the formation of the Controlling Company and pursuant to an agreement between SBC Communications Inc. and the Controlling Company, and (ii) was a participant in the Ameritech Plan immediately prior to becoming an Employee of a Participating Company.

      1.9 Ameritech Transition Account shall mean, with respect to an Ameritech Transferred Employee, the bookkeeping account described in Schedule F hereto.

      1.10 Applicable Interest Rate shall have the meaning set forth in subsection (a), (b) or (c) hereof, whichever is applicable:

            (a) General Rule. For all purposes except those set forth in subsections (b) or (c) hereof, "Applicable Interest Rate" shall mean, for a calendar quarter, the rate equal to the annual rate of interest on 30-year Treasury securities as reported in the Federal Reserve Bulletin for the second month of the calendar quarter immediately preceding the first day of such calendar quarter.

            (b) BellSouth Grandfathered Cash Balance Account. Solely for purposes of determining the single-sum value of a BellSouth Transferred Participant's BellSouth Grandfathered Cash Balance Account, "Applicable Interest Rate" shall mean, for a Plan Year, the rate equal to the annual rate of interest on 30-year Treasury securities as reported in the Federal Reserve Bulletin for the month of November immediately preceding the first day of such Plan Year.

            (c) SNET Frozen Core Pension Benefit. Solely for purposes of determining the single-sum value of an SNET Transferred Participant's Frozen Core Pension Benefit pursuant to Section 6.2(b)(2)(F), "Applicable Interest Rate" shall mean, for a Plan Year, the rate equal to the lesser of (i) the annual rate of interest on 30-year Treasury securities as reported in the Federal Reserve Bulletin for the month of November immediately preceding the first day of such Plan Year, or (ii) 7.5%.

      1.11 Applicable Mortality Table shall mean the table based on the mortality rates in Revenue Ruling 95-6 or such other table as the Secretary of the Treasury may later prescribe.

      1.12 Average Social Security Covered Wage Base shall mean, with respect to a BellSouth Transferred Participant, the lesser of (a) or (b) as follows:

            (a) the Taxable Wage Base for the Plan Year; or

            (b) 2 times the average Taxable Wage Base in effect during the 35-year period ending on the last day of the Plan Year in which the BellSouth Transferred Participant attained or would attain his Social Security Retirement Age; provided, the Taxable Wage Base in effect for the Plan Year in which the Date of Determination occurs shall be deemed to be the Taxable Wage Base in effect for all subsequent Plan Years.

      1.13 Bargained Employee shall mean an Employee of a Participating Company:

            (a) whose job title and classification are included in a collective bargaining agreement between a Participating Company and a collective bargaining unit;

            (b) who is a "confidential employee" as defined by the National Labor Relations Act;

            (c) whose job title and classification, by agreement between a Participating Company and a collective bargaining unit, have been excluded from such collective bargaining unit; or

            (d) who is an active participant in the Cingular Wireless Bargained Pension Plan.

      1.14 BellSouth Grandfathered Cash Balance Account shall mean, with respect to a BellSouth Transferred Participant, the bookkeeping account described in
Section 3.3.

      1.15 BellSouth Plan shall mean the BellSouth Personal Retirement Account Pension Plan, as in effect on the applicable Participant's Transfer Date.

      1.16 BellSouth Transferred Participant shall mean a former participant in the BellSouth Plan whose accrued benefit under the BellSouth Plan was transferred to the Plan.

      1.17 Beneficiary shall mean the person(s) designated as such by a Participant (or deemed designated as such under the terms of the Plan) in accordance with Section 7.3 to receive any survivor benefits that may be payable under Article VII upon the death of the Participant.

      1.18 Benefit Commencement Date shall mean, with respect to a Participant, Beneficiary or Joint Annuitant, the first day of the first period for which payment of a benefit under the Plan is scheduled to commence, either as a result of a written election or by operation of the Plan. A payment shall be considered made on the Benefit Commencement Date if actual payment is reasonably delayed beyond such date for calculation and processing of the benefit, provided all payments are actually made.

      1.19 Board shall mean the board of directors of Cingular Wireless Corporation, the manager of the Controlling Company. A reference to the board of directors of any Participating Company shall specify it as such.

      1.20 Break in Service shall mean, generally, a period of 12 consecutive months beginning on a Severance Date or anniversary of such date, during which an Employee does not complete an Hour of Service. For purposes of determining whether or not the Employee has incurred a Break in Service, and solely for the purpose of avoiding a Break in Service, an Employee absent from work due to a Maternity or Paternity Leave shall not incur a Break in Service until the second anniversary of the first day of such absence from employment; provided, the period between the first and second anniversary of such first day of absence is not a period of service for any other purpose.

      For purposes of determining whether or not an Employee has incurred a Break in Service, and solely for the purpose of avoiding a Break in Service, to the extent required under the Family and Medical Leave Act of 1993 and the regulations promulgated thereunder, an Employee shall be deemed to be performing services for an Affiliate during any period the Employee is granted leave under such Act (i) for the birth of a child, (ii) for the placement with the Employee of a child for adoption or foster care, (iii) to care for a spouse, child or parent of the Employee with a serious health condition, or (iv) for a serious health condition that makes the Employee unable to perform the functions of the Employee's job.

      1.21 Cash Balance Account shall mean, with respect to a Participant, the bookkeeping account described in Section 3.2.

      1.22 Chief Executive Officer shall mean the Chief Executive Officer of the Controlling Company.

      1.23 Code shall mean the Internal Revenue Code of 1986, as amended, and any succeeding federal tax provisions.

      1.24 Compensation shall have the meaning set forth in subsection (a), (b),
(c), (d) or (e) hereof, whichever is applicable:

            (a) Benefit Compensation. For purposes of determining the amount of a Participant's Accrued Benefit under Section 3.1, the monthly amount credited to a Participant's Cash Balance Account under Section 3.2(b), and for all other purposes except those set forth in subsections (b), (c), (d) and (e) hereof, "Compensation" shall mean, for any Plan Year, the total of the amounts described in subsections (a)(1), (a)(2) and (a)(3) hereof minus the amounts described in subsections (a)(4) and (a)(5) hereof, as follows:

                  (1) all amounts that are wages within the meaning of Code
      Section 3401(a) and all other payments of compensation to an Employee by an Affiliate (in the course of the Affiliate's trade or business) for which the Affiliate is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a) and 6052 (i.e., all amounts reportable by Affiliates on IRS Form W-2) provided, such amounts shall be determined without regard to any rules that limit the remuneration included in wages based on the nature or location of employment or the services performed [such as the exception for agricultural labor in Code
      Section 3401(a)(2)]; plus

                  (2) any elective deferral [as defined in Code Section 402(g)(3)] and any amounts which is contributed or deferred by an Affiliate at the election of the Employee and which are not includible in the gross income of the Employee by reason of Code Section 125 or Code
      Section 457, or for Plan Years beginning on or after January 1, 2001, by reason of Code Section 132(f)(4); plus

                  (3) all before-tax, salary deferral or reduction contributions made to a nonqualified deferred compensation plan of an Affiliate; minus

                  (4) all amounts included in subsections (a)(1) or (a)(2) hereof that consist of:

                        (A) any type of expense reimbursements, fringe benefits,
            moving or relocation amounts, non-qualified deferred compensation, welfare benefits (even if includible in gross income), any forms of interest payments, long-term incentive compensation (whether paid by the Controlling Company or on behalf of SBC Communications Inc., BellSouth Corporation or one of their affiliates), dividend equivalents, dues amounts, any form of tax gross-up payments, pay advances, all forms of discretionary bonuses, any allowances, call out or call back pay, imputed income amounts, flexible benefit credits received, Medicare Part B premium reimbursement, per diem amounts (housing, transportation, meals, etc.), severance pay, tuition or adoption reimbursement payments or loan amounts; or

                        (B) any amounts paid or made available to an Employee
            while he is not a Covered Employee; minus

                  (5) all Compensation in excess of $170,000 (or such other limit as is applicable for the Plan Year under Code Section 401(a)(17); provided, the amendments to Code Section 401(a)(17) made by the Economic Growth and Tax Relief Reconciliation Act of 2001 shall be given effect only to Compensation for Plan Years beginning on and after January 1,
      2002).

            (b) Key Employee Compensation. Solely for purposes of determining which Employees are Key Employees under Section 13.2(b)(2) for any applicable Plan Year, "Compensation" shall mean, with respect to a Participant, the total of the amounts from all Affiliates referred to in subsections (a)(1) and (a)(2) hereof.

            (c) Top-Heavy Compensation. Solely for purposes of Section 13.3 (relating to minimum Benefits under a Top-Heavy Plan), "Compensation" shall mean, with respect to a Participant for a specified period, the amounts from all Affiliates referred to subsections (a)(1) and (a)(2) hereof, minus the amounts referred to in subsection (a)(5) hereof.

            (d) Code Section 415 Compensation. Solely for purposes of Section
12.1 (relating to maximum benefit limitations under Code Section 415), "Compensation" shall mean, with respect to a Participant, the total of the amounts from all Affiliates referred to in subsections (a)(1) and (a)(2) hereof.

            (e) Testing Compensation. For purposes of performing discrimination testing to ensure compliance with Code Section 401(a)(4), "Compensation" generally shall be defined separately for (i) the Controlling Company and its Affiliates and (ii) each Related Company and its Affiliates as the total of the amounts from all Affiliates referred to subsections (a)(1) and (a)(2) hereof, minus the amounts referred to in subsection (a)(5) hereof; provided, on a Plan Year-by-Plan Year basis, the Administrative Committee may elect to use any other definition that satisfies the nondiscrimination requirements of Code Section 414(s).

      1.25 Contribution shall mean any payment to the Trust Fund made by a Participating Company with respect to a Plan Year in accordance with Article VIII.

      1.26 Controlling Company shall mean Cingular Wireless LLC and its successors which adopt the Plan.

      1.27 Covered Employee shall mean an Employee of a Participating Company other than:

            (a) an Employee who is a "leased employee" within the meaning of Code Section 414(n);

            (b) an individual classified as an independent contractor or leased employee under a Participating Company's customary worker classification procedures (whether or not such individual is actually an Employee);

            (c) a Bargained Employee other than a Bargained Employee whose participation in the Plan is required under a collective bargaining agreement set forth in Schedule B hereto; or

            (d) an Employee who is a nonresident alien who receives no earned income from an Affiliate which constitutes income from sources within the United States, the United States Virgin Islands or the Commonwealth of Puerto Rico.

      1.28 Date of Determination shall mean any date as of which the Accrued Benefit of a Participant is calculated.

      1.29 Deferred Retirement Benefit shall mean, with respect to a Participant, the benefit described in Section 5.2.

      1.30 Deferred Retirement Date shall mean, with respect to a Participant who remains an employee of an Affiliate after reaching Normal Retirement Age, the first day of the calendar month coinciding with or next following the date he actually retires.

      1.31 Defined Benefit Dollar Limitation shall mean the limitation set forth in Code Section 415(b)(1)(A), as adjusted by the Secretary of the Treasury to reflect increases in the cost of living in accordance with Code Section 415(d).

      1.32 Defined Benefit Minimum shall mean the minimum benefit level described in Section 13.3(c).

      1.33 Defined Benefit Plan shall mean any qualified retirement plan maintained by an Affiliate which is not a Defined Contribution Plan.

      1.34 Defined Contribution Plan shall mean any qualified retirement plan maintained by an Affiliate which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account and any income, expenses, gains, losses and forfeitures of accounts of other participants, which may be allocated to such participant's account.

      1.35 Determination Date shall mean the date described in Section
13.2(b)(1).

      1.36 Disabled shall mean generally the condition of a Participant that has resulted in his being approved for payment of benefits, directly or indirectly, under any long-term disability plan maintained by a Participating Company; such approval shall be made by such person and pursuant to such rules and criteria as are prescribed in the procedures of any such plan. In the event that a Participant is not covered by a long-term disability plan maintained by a Participating Company, the Administrative Committee, in its sole discretion, shall determine whether such Participant is Disabled. In making such determination, the Administrative Committee shall use the definitions and criteria established and set forth in the long-term disability plan maintained by a Participating Company and, if consistent with such criteria, may require such medical proof as it deems necessary, including the certificate of one or more licensed physicians selected by the Administrative Committee. The decision of the Administrative Committee as to disability shall be final and binding. Notwithstanding anything herein to the contrary, a Participant shall be deemed to be Disabled upon a determination by the Social Security Administration, while the Participant is an Employee, that the Participant is eligible for Social Security disability benefits.

      1.37 Effective Date shall mean November 1, 2001, the date that the Plan generally shall be effective. The effective date of participation in the Plan for each Participating Company shall be the date set forth with respect to the Participating Company in Schedule A hereto.

      1.38 Eligible Retirement Plan shall mean a plan which is a defined contribution plan, the terms of which permit the acceptance of rollover distributions and which is either (i) an individual retirement account described in Code Section 408(a), (ii) an individual retirement annuity described in Code
Section 408(b) (other than an endowment contract), (iii) a qualified trust described in Code Section 401(a) and exempt from taxation under Code Section 501(a), or (iv) an annuity plan described in Code Section 403(a). In the case of a distribution to a Surviving Spouse, the term "Eligible Retirement Plan" shall mean the plan described in either clause (i) or (ii) hereof.

      1.39 Eligible Rollover Distribution shall mean any distribution to (i) a Participant, (ii) his Surviving Spouse, or (iii) his Spouse or former Spouse who is his alternate payee under a qualified domestic relations order [see Sections
6.5 and 14.1(b)], of all or any portion of the balance to his credit in a qualified trust (including any distribution to a Participant of all or any portion of his Accrued Benefit); provided, an "Eligible Rollover Distribution" shall not include (i) any distribution which is one of a series of substantially equal periodic payments made, not less frequently than annually, (A) for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his Joint Annuitant, or (B) for a specified period of 10 years or more, (ii) any distribution to the extent such distribution is required under Code Section 401(a)(9), (iii) the portion of any distribution that is not includible in gross income of the distributee, and (iv) distributions which total less than $200 in a Plan Year.

      1.40 Employee shall mean any individual who is employed by an Affiliate (including officers, but excluding independent contractors and directors who are not officers or otherwise employees) and shall include leased employees of an Affiliate within the meaning of Code Section 414(n); provided, an individual who is on a paid Leave of Absence from an Affiliate shall be deemed to be actively employed by such Affiliate (unless such individual is classified as terminated under such Affiliate's customary worker classification procedures). Notwithstanding the foregoing, if leased employees constitute 20% or less of an Affiliate's nonhighly compensated work force within the meaning of Code Section 414(n)(5)(C)(ii), the term "Employee" shall not include those leased employees covered by a plan described in Code Section 414(n)(5)(B).

      1.41 Employment Date shall mean, with respect to any Employee of an Affiliate, the date on which he first completes an Hour of Service. In the case of an Employee of an Affiliate who incurs a Break in Service and is reemployed, "Employment Date" shall mean (i) with respect to service before the Break in Service, the date determined pursuant to the preceding sentence; and (ii) with respect to service after the Break in Service, the date on which he first completes an Hour of Service after reemployment.

      1.42 Entry Date shall mean each day during the period in which the Plan remains in effect.

      1.43 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

      1.44 Highly Compensated Employee shall mean a highly compensated employee of an Affiliate within the meaning of Code Section 414(q) and the regulations promulgated thereunder.

      1.45 Hour of Service shall mean each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Affiliate.

      1.46 Interest Credit shall mean the amount credited to a Participant's Cash Balance Account for each calendar month, determined by applying the Interest Crediting Rate in effect for such calendar month to the Participant's Cash Balance Account as of the last day of the immediately preceding calendar month, prior to the addition of any Service Credits credited to such Cash Balance Account on or after such date.

      1.47 Interest Crediting Rate shall have the meaning set forth in subsection (a) or (b) hereof, whichever is applicable:

            (a) General Rule. For all purposes except those set forth in subsection (b) hereof, "Interest Crediting Rate" shall mean, for a calendar quarter, the rate equal to (i) the twelfth root of (x) 1 plus (y) the annual rate of interest on 30-year Treasury securities as reported in the Federal Reserve Bulletin for the second month of the calendar quarter immediately preceding the first day of such calendar quarter, minus (ii) 1.

            (b) BellSouth Grandfathered Cash Balance Account. Solely for purposes of determining the amount of Interest Credits allocated to the BellSouth Grandfathered Cash Balance Account of a BellSouth Transferred Participant pursuant to Sections 3.1(h) and 3.3(c), "Interest Crediting Rate" shall mean, for a Plan Year, the rate equal to (i) the twelfth root of (x) 1 plus (y) the annual rate of interest on 30-year Treasury securities as reported in the Federal Reserve Bulletin for the month of November immediately preceding the first day of such Plan Year, minus (ii) 1.

      1.48 Investment Committee shall mean the individual or committee which shall act on behalf of the Controlling Company with respect to making and effecting investment decisions, all as provided in Article IX. Until the Controlling Company specifies otherwise, the Vice President - Treasurer of the Controlling Company shall serve as the Investment Committee. The Controlling Company may act in lieu of the Investment Committee, as it deems appropriate or desirable.

      1.49 Joint Annuitant shall mean the Participant's Spouse, if any, on his Benefit Commencement Date.

      1.50 Key Employee shall mean the persons described in Section 13.2(b)(2).

      1.51 Leave of Absence shall mean an excused leave of absence granted to an Employee by an Affiliate in accordance with applicable federal or state law or the Affiliate's personnel policy. Among other things, Leave of Absence shall be granted to an Employee under such circumstances as the Administrative Committee shall determine are fair, reasonable and equitable, as applied uniformly among Employees under similar circumstances.

      1.52 Life Annuity shall mean a monthly retirement benefit equal to a Participant's Accrued Benefit payable during the Participant's lifetime with payments to cease with the payment due on the first day of the month in which the Participant's death occurs.

      1.53 Maternity or Paternity Leave shall mean any period during which an Employee is absent from work as an Employee of an Affiliate (i) because of the pregnancy of such Employee, (ii) because of the birth of a child of such Employee, (iii) because of the placement of a child with such Employee in connection with the adoption of such child by such Employee, or (iv) for purposes of such Employee caring for a child immediately after the birth or placement of such child.

      1.54 Named Fiduciary shall mean the Controlling Company, the Board, the Administrative Committee, the Investment Committee and, to the extent set forth in the Trust Agreement, the Trustee.

      1.55 Net Credited Service shall have the meaning set forth in subsection
(a), (b), (c) or (d) hereof, whichever is applicable:

            (a) General Rule. With respect to any Participant other than a Participant described in subsections (b), (c) or (d) hereof, "Net Credited Service" shall mean the total of (i) his service credited under the Accelerated Service Bridging and One-Time Prior Service Recognition Program of the Controlling Company and (ii) the number of whole and partial Years of Service earned under the Plan on and after the date such Participant first became an Employee of a Participating Company

            (b) SBC Transferred Employees. With respect to a Transferred Employee who was a covered employee under the SBC Plan, "Net Credited Service" shall mean the total of (i) his years of pension eligibility service determined under Section 2.67 of Appendix A of the SBC Plan as of such Transferred Employee's Transfer Date, (ii) his service credited under the Accelerated Service Bridging and One-Time Prior Service Recognition Program of the Controlling Company, and (iii) the number of whole and partial Years of Service earned under the Plan on and after such Transfer Date.

            (c) BellSouth Transferred Participants. With respect to a BellSouth Transferred Participant, "Net Credited Service" shall mean the total of (i) his net credited service determined under Section 10.02 of the BellSouth Plan as of such BellSouth Transferred Participant's Transfer Date, (ii) his service credited under the Accelerated Service Bridging and One-Time Prior Service Recognition Program of the Controlling Company, and (iii) the number of whole and partial Years of Service earned under the Plan on and after such Transfer Date.

            (d) Ameritech Transferred Employees. With respect to an Ameritech Transferred Employee, "Net Credited Service" shall mean the total of (i) his term of employment determined under Section B-2(e) of the Ameritech Plan as of such Transferred Employee's Transfer Date, (ii) his service credited under the Accelerated Service Bridging and One-Time Prior Service Recognition Program of the Controlling Company, and (iii) the number of whole and partial Years of Service earned under the Plan on and after such Transfer Date.

      1.56 Non-Key Employee shall mean the persons described in Section 13.2(b)(3).

      1.57 Normal Retirement Age shall mean age 65.

      1.58 Normal Retirement Benefit shall mean, with respect to a Participant, the benefit described in Section 5.1.

      1.59 Normal Retirement Date shall mean, with respect to a Participant, the first day of the calendar month coinciding with or next following the date on which the Participant attains Normal Retirement Age.

      1.60 Participant shall mean any person who has been admitted to, and has not been removed from, participation in the Plan pursuant to the provisions of
Article II. "Participants" shall include Active Participants and former Employees who have an Accrued Benefit under the Plan.

      1.61 Participating Company shall mean a company that has adopted or hereafter may adopt the Plan for the benefit of its Employees and which continues to participate in the Plan, all as provided in Section 11.4. The name of each Participating Company, along with the effective date of its participation in the Plan, shall be set forth in Schedule A hereto.

      1.62 PBGC shall mean the Pension Benefit Guaranty Corporation.

      1.63 Permissive Aggregation Group shall mean the group of plans described in Section 13.2(b)(4).

      1.64 Plan shall mean the Cingular Wireless Pension Plan. The Plan is intended to be a defined benefit pension plan qualified under Code Section 401(a).

      1.65 Plan Year shall mean the 12-month period ending on each December 31.

      1.66 PTG Plan shall mean the Pacific Telesis Group Pension Plan for Salaried Employees, as in effect on the applicable Participant's Transfer Date.

      1.67 PTG Transferred Participant shall mean a former participant in the PTG Plan whose accrued benefit under that plan was transferred to the Plan.

      1.68 Qualified Joint and Survivor Annuity shall mean a monthly retirement benefit payable during the Participant's lifetime with 50% of the Participant's monthly benefit amount continuing after his death to his Spouse, if such Spouse survives him, for the Spouse's remaining lifetime. Payment shall cease with the payment due on the first day of the month in which occurs the later of the Participant's or Spouse's death. The Participant's monthly benefit amount shall equal 90% of the monthly benefit amount payable as a Life Annuity; provided, if a Participant survives his Spouse, his monthly benefit amount shall increase to 100% of the monthly benefit amount payable as a Life Annuity, effective as of the month following the month of his Spouse's death.

      1.69 Qualified Retirement Election shall mean an election, which relates to the payment of retirement and termination benefits described in Article VI, which satisfies the criteria of this Section and pursuant to which (i) an unmarried Participant designates a Beneficiary and/or waives the normal form of benefit by selecting an alternative form of benefit payable to him and/or his Beneficiary, and (ii) a married Participant designates a non-Spouse Beneficiary and/or waives the normal form of benefit by selecting an alternative form of benefit payable to him and/or his Beneficiary. Such election must be in writing and, if the Participant is married, must be consented to by the Participant's Spouse. The Spouse's consent to such election must acknowledge the effect of such election and must be witnessed by a notary public or Plan representative. Notwithstanding this spousal consent requirement, such election signed only by the Participant will be deemed a Qualified Retirement Election (unless otherwise required by a qualified domestic relations order) if the Participant establishes to the satisfaction of the Administrative Committee: (i) that he has no Spouse or that his Spouse cannot be located; (ii) that he is legally separated from his Spouse or that he has been abandoned by his Spouse (within the meaning of local law) and he has a court order to such effect; or (iii) that such other permissible circumstances exist as the Secretary of the Treasury may by regulations prescribe. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent or, in the event of a deemed Qualified Retirement Election, the designated Spouse. A revocation of a prior election may be made by a Participant, without the consent of his Spouse, if any, at any time before the Participant's Benefit Commencement Date; the number of revocations shall not be limited. A married Participant may not change the designated non- Spouse Beneficiary and/or form of benefit without spousal consent (other than by revocation as previously described), unless the consent of his Spouse expressly permits designations by the Participant without additional consent by his Spouse.

      1.70 Qualified Spousal Waiver shall mean a written election executed by a Spouse, delivered to the Administrative Committee and witnessed by a notary public or a Plan representative, which consents to the payment of all or a specified portion of a Participant's death benefit to a Beneficiary other than such Spouse and which acknowledges that such Spouse has waived his right to be the Participant's Beneficiary under the Plan. A Qualified Spousal Waiver shall be valid only with respect to the Spouse who signs it and shall apply only to the alternative Beneficiary designated therein, unless the written election expressly permits other designations without further consent of the Spouse. A Qualified Spousal Waiver shall be irrevocable unless revoked by the Participant by way of (i) a written statement delivered to the Administrative Committee or
(ii) a written revocation of the non-Spouse Beneficiary designation to which such Spouse has consented; provided, any such revocation must be received by the Administrative Committee prior to the Participant's date of death.

      1.71 Related Company shall mean, as of any date, any Participating Company which the Controlling Company has permitted to become a Participating Company but which is not (i) a member of the same controlled group of corporations [within the meaning of Code Section 414(b)], (ii) a member of a group of trades or businesses under common control [within the meaning of Code Section 414(c)],
(iii) a member of an affiliated service group [within the meaning of Code
Section 414(m)] or (iv) required to be aggregated with a group [in accordance with Code Section 414(o)] which includes the Controlling Company.

      1.72 Required Aggregation Group shall mean the group of plans described in
Section 13.2(b)(5).

      1.73 SBC Plan shall mean the SBC Pension Benefit Plan - Nonbargained Program, as in effect on the applicable Participant's Transfer Date.

      1.74 SBC Transferred Participant shall mean a former participant in the SBC Plan whose accrued benefit under the SBC Plan was transferred to the Plan.

      1.75 Senior Officers shall mean the Chief Operating Officer, the Chief Financial Officer and the Senior Vice President of Human Resources of the Controlling Company.

      1.76 Service Credit shall mean the amount credited to each Participant's Cash Balance Account pursuant to the terms of Section 3.2(b).

      1.77 Severance Date shall mean, with respect to an Employee of an Affiliate, the earlier of (i) the date his employment with all Affiliates terminates; or (ii) the first anniversary of the first date such Employee is absent from employment with all Affiliates (with or without pay) for any reason other than his termination of employment (for example, vacation, disability, Leave of Absence or layoff).

      1.78 SNET Frozen Core Pension Benefit shall mean, with respect to an SNET Transferred Participant, the frozen core pension benefit to which such SNET Transferred Participant was entitled under Section 17.7 of the SNET Pension Plan as of the date immediately prior to which such SNET Transferred Employee became a participant in the SNET Plan.

      1.79 SNET Frozen Enhanced Cash Balance Account shall mean, with respect to an SNET Transferred Participant, the frozen cash balance account to which such SNET Transferred Participant was entitled under Section 17.7 of the SNET Pension Plan as of the date immediately prior to which such SNET Transferred Employee became a participant in the SNET Plan.

      1.80 SNET Plan shall mean the SNET Management Pension Plan, as in effect on the applicable Participant's Transfer Date.

      1.81 SNET Transferred Participant shall mean a former participant in the SNET Plan whose accrued benefit under that plan was transferred to the Plan.

      1.82 Social Security Retirement Age shall have the meaning set forth in subsection (a) or (b) hereof, whichever is applicable:

            (a) Code Section 415 Limitation. For purposes of Section 12.1 (relating to maximum benefit limitations under Code Section 415), "Social Security Retirement Age" shall mean the age determined under Code Section 415(b)(8).

            (b) BellSouth Management Pension Plan Benefit. For purposes determining a BellSouth Transferred Participant's Average Social Security Covered Wage Base under Section 1.9, "Social Security Retirement Age" shall mean the age used as the retirement age under Section 216(l) of the Social Security Act [42 U.S.C. Section 416(l)].

      1.83 Spousal Life Annuity shall mean a monthly survivor annuity payable during the Surviving Spouse's lifetime with payments to cease with the payment due on the first day of the month in which the Surviving Spouse's death occurs.

      1.84 Spouse or Surviving Spouse shall mean, with respect to a Participant, the person who is treated as married to such Participant under the laws of the state in which the Participant resides. The determination of a Participant's Spouse or Surviving Spouse shall be made as of the earlier of the date as of which benefit payments from the Plan to such Participant are made or commence (as applicable) or the date of such Participant's death. In addition, a Participant's former spouse shall be treated as his Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order, as defined in Code Section 414(p).

      1.85 Taxable Wage Base shall mean, with respect to any Plan Year, the contribution and benefit base under Section 230 of the Social Security Act (42 U.S.C. Section 430) as in effect at the beginning of such Plan Year.

      1.86 Term of Employment shall mean, with respect to a BellSouth Transferred Participant, the total of (i) his term of employment determined under the Appendix D of the BellSouth Plan as such BellSouth Transferred Participant's Transfer Date, and (ii) his whole and partial Years of Service earned under the Plan on and after such Transfer Date.

      1.87 Termination Benefit shall mean, with respect to a Participant, the benefit described in Section 5.3.

      1.88 Top-Heavy Group shall mean the group of plans described in Section 13.2(b)(6).

      1.89 Top-Heavy Plan shall mean a plan to which the conditions set forth in
Article XIII apply.

      1.90 Transfer Date shall mean, with respect to a Transferred Employee, the date as of which he became a Covered Employee in connection with the formation of the Controlling Company.

      1.91 Transferred Employee shall mean a former employee of SBC Communications Inc., BellSouth Corporation or an affiliate thereof who became a Covered Employee in connection with the formation of the Controlling Company and pursuant to an agreement between SBC Communications Inc. or BellSouth Corporation and the Controlling Company.

      1.92 Trust or Trust Agreement shall mean each agreement entered into between the Controlling Company and a Trustee governing the creation of a Trust Fund, and all amendments thereto. If more than one Trust Fund is used to hold Plan assets, there shall be a separate and distinct Trust and Trust Agreement for each such Trust Fund. To the extent indicated by the context, "Trust" or "Trust Agreement" may refer collectively to all Trusts and Trust Agreements creating Trust Funds.

      1.93 Trust Fund shall mean the total amount of cash and other property held by a Trustee (or any nominee thereof) at any time under a Trust Agreement. To the extent indicated by context, "Trust Fund" may refer to all of the Trust Funds under the Plan.

      1.94 Trustee shall mean the party or parties so designated from time to time pursuant to a Trust Agreement. If more than one Trust Fund is used to hold Plan assets, there may be a separate and distinct Trustee for each such Trust Fund. To the extent indicated by the context, "Trustee" may refer to all of the Trustees or Trustee groups for the Trust Funds.

      1.95 Vesting Service Credit shall mean, with respect to a BellSouth Transferred Participant, the total of (i) his years of vesting service credit determined under Section 10.03 of the BellSouth Plan as of such BellSouth Transferred Participant's Transfer Date, and (ii) the number of whole and partial Years of Service earned under the Plan on and after such Transfer Date.

      1.96 Years of Service shall mean, with respect to an Employee, the number of whole 12-month periods of service commencing on the Employee's Employment Date and ending on his Severance Date, subject to the following provisions:

            (a) Aggregation Rule. In determining an Employee's number of whole 12-month periods of service for purposes of this Section, nonsuccessive periods of service shall be aggregated (to the extent that any portion of such service is not excluded pursuant to the terms of subsection (c) hereof) on the basis of days of service, with 365 days of service equal to 1 Year of Service. Periods of service of less than 365 days shall be disregarded.

            (b) Counting Periods of Severance. In determining an Employee's periods of service for purposes of this Section, the following periods of severance shall be taken into account and treated as periods of service.

                  (1) If an Employee's employment with all Affiliates terminates and the Employee then performs an Hour of Service within 12 months of his Severance Date, the period between his Severance Date and his next, succeeding Employment Date; and

                  (2) If an Employee's employment with all Affiliates terminates before the end of the initial 12-month period that begins on the first date such Employee is absent from employment with all Affiliates for any reason other than termination of his employment (for example, vacation, disability, Leave of Absence or layoff), and if such Employee then performs an Hour of Service before the end of said initial 12-month period, the period from his initial date of absence to his next succeeding Employment Date.

            (c) Pre-Break Service. Years of Service completed prior to a period in which an Employee incurs a Break in Service shall be disregarded for the purpose of determining his eligibility to become an Active Participant unless and until such Employee has completed a Year of Service following his reemployment. In addition, Years of Service completed prior to a period in which an Employee who has no vested interest in his Accrued Benefit incurs 5 or more consecutive Breaks in Service shall be disregarded for the purposes of determining his vested interest in that portion of his Accrued Benefit which accrues after such Breaks in Service.

            (d) Predecessor Plan. To the extent required by Code Section 414(a)(1) and not otherwise counted hereunder, if an Affiliate maintains a plan that is or was the qualified retirement plan of a predecessor employer, an Employee's service with such predecessor employer shall be taken into account in determining his Years of Service.

            (e) Predecessor Employer. To the extent determined by the Administrative Committee, set forth on a schedule attached hereto and not otherwise counted hereunder, an Employee's periods of employment with one or more companies or enterprises acquired by or merged into, or all or a portion of the assets or business of which are acquired by, an Affiliate shall be taken into account in determining his Years of Service; provided, such Employee was employed by such company or enterprise on the effective date of the transaction and became an Employee of an Affiliate as a result of such transaction.

            (f) Reemployed Veterans. Notwithstanding anything herein to the contrary, Years of Service shall include any period of qualified military service in accordance with the requirements of Code Section 414(u).

                                 ARTICLE II

                                ELIGIBILITY

      2.1 Initial Eligibility Requirements.

            (a) General Rule. Except as provided in subsections (b), (c) or (d) hereof, every Covered Employee shall become an Active Participant on the Entry Date next following the date on which he first completes 1 Year of Service provided he is a Covered Employee on such Entry Date.

            (b) Transferred Employees. Notwithstanding subsection (a) hereof, a Transferred Employee shall become an Active Participant in the Plan on the date he becomes a Covered Employee of a Participating Company.

            (c) Covered Employees on December 31, 2001. Notwithstanding subsection (a) hereof, a Covered Employee who is actively employed by a Participating Company on December 31, 2001, shall become an Active Participant in the Plan no later than January 1, 2002.

            (d) New Participating Companies. For Employees of companies that become Participating Companies after the Effective Date, each Covered Employee employed by a Participating Company on the date such Participating Company first becomes a Participating Company shall become an Active Participant as of such Participating Company's effective date under the Plan, if, as of the Participating Company's effective date, the Covered Employee has met the eligibility requirements set forth in this Section.

            (e) Predecessor Employer. To the extent determined by the Administrative Committee, set forth on a schedule attached hereto and not otherwise counted hereunder, an Employee's periods of employment with one or more companies or enterprises acquired by or merged into, or all or a portion of the assets or business of which are acquired by, an Affiliate shall be taken into account in determining whether he has completed the eligibility requirements set forth herein; provided, such Employee was employed by such company or enterprise on the effective date of the transaction and became an Employee of an Affiliate as a result of such transaction.

      2.2 Treatment of Interruptions of Service.

            (a) Leave of Absence. If a Covered Employee satisfies the eligibility requirements set forth in Section 2.1 but is on a Leave of Absence on the Entry Date on which he otherwise would have become an Active Participant, he shall become an Active Participant on the date he subsequently resumes the performance of duties as a Covered Employee in accordance with the terms of his Leave of Absence.

            (b) Reparticipation Upon Reemployment. If an Active Participant terminates employment with a Participating Company (and all other Participating Companies), his active participation in the Plan shall cease immediately, and he again shall become an Active

Participant as of the day he again becomes a Covered Employee. However, regardless of whether he again becomes an Active Participant, he shall continue to be a Participant until he no longer has an Accrued Benefit under the Plan.

      2.3 Change in Status.

            (a) Loss of Covered Employee Status. If a Covered Employee (i) changes his employment status (but remains employed) so that he ceases to be a Covered Employee before the Entry Date on which he otherwise would become an Active Participant, and (ii) then again changes his employment status and becomes a Covered Employee, he shall become an Active Participant as of the later of (A) the date that would have been his Entry Date, or (B) the date he again becomes a Covered Employee.

            (b) Change to Covered Employee Status. If an Employee who first satisfies the eligibility requirements of Section 2.1 while he is not a Covered Employee subsequently changes his employment status so that he becomes a Covered Employee, he shall become an Active Participant as of the later of (i) the date that would have been his Entry Date, or (ii) the date of his change in status.

            (c) Change by Participant. If an Active Participant changes his status of employment (but remains employed) so that he is no longer a Covered Employee, his active participation in the Plan shall cease immediately, and he shall again become an Active Participant in the Plan as of the day he again becomes a Covered Employee. However, regardless of whether he again becomes an Active Participant, he shall continue to be a Participant until he no longer has an Accrued Benefit under the Plan.

                                ARTICLE III

                             ACCRUED BENEFIT

      3.1 Determination of Accrued Benefit.

            (a) General Rule. Except as provided in subsections (b), (c), (d),
(e), (f), (g), (h), (i), (j) or (k) hereof, a Participant's Accrued Benefit as of any Date of Determination is a monthly benefit, commencing at his Normal Retirement Age, that is the Actuarial Equivalent of (1) or (2) as follows:

                  (1) Before Normal Retirement Age. For a Date of Determination prior to the date on which the Participant attains Normal Retirement Age, the amount determined by beginning with such Participant's Cash Balance Account as of such Date of Determination, and projecting such account balance forward to his Normal Retirement Age by adding Interest Credits (using the Interest Crediting Rate in effect on the Date of Determination), but not Service Credits, to such Cash Balance Account for the period ending on the date he attains Normal Retirement Age; or

                  (2) After Normal Retirement Age. For a Date of Determination on or after the date on which the Participant attains Normal Retirement Age, the Participant's Cash Balance Account as of such Date of Determination.

            (b) SBC Career Average Benefit. Notwithstanding subsection (a) hereof, the Accrued Benefit of an SBC Transferred Participant who was entitled to a career average benefit under the SBC Plan as of his Transfer Date, shall never be less than the monthly benefit, commencing at his Normal Retirement Age, that is equal to 1/12 of 1.6% of the sum of (i) the SBC Transferred Participant's adjusted career income as determined under Section 4.2.1(b)(1) of the SBC Plan, as of his Transfer Date, plus (ii) all Compensation paid to such SBC Transferred Participant prior to June 1, 2002.

            (c) SBC Special Pension Account. Notwithstanding subsection (a) hereof, the Accrued Benefit of an SBC Transferred Participant who was (i) a covered employee under the SBC Plan on both March 31, 1997, and June 1, 1997,
(ii) an employee of SBC Communications Inc. or an affiliate thereof on December 31, 1999, and (iii) eligible to receive a service pension under the SBC Plan on December 31, 1999, shall never be less than the monthly benefit, commencing at his Normal Retirement Age, that is the Actuarial Equivalent of the single-sum amount determined pursuant to Section 6.2(b)(2)(D).

            (d) PTG Accelerated Transition Benefit. Notwithstanding subsection
(a) hereof, the Accrued Benefit of a PTG Transferred Participant who was (i) a covered employee under the PTG Plan on March 22, 1996, and (ii) a participant in the PTG Plan on any date on or after March 22, 1996, and prior to June 30, 1996, shall never be less than the accelerated transition benefit to which the PTG Transferred Participant was entitled, as of such PTG Transferred Participant's Transfer Date, under item 18 of the amendment to the SBC Plan that was executed on January 19, 1999;

            (e) PTG Special Accelerated Transition Benefit. Notwithstanding subsection (a) hereof, the Accrued Benefit of a PTG Transferred Participant who was (i) a covered employee under the PTG Plan on March 22, 1996, (ii) a participant in the PTG Plan on any date on or after March 22, 1996, and prior to June 30, 1996, and (ii) an employee of SBC Communications Inc. or an affiliate thereof on January 1, 1999, shall never be less than the monthly benefit, commencing at his Normal Retirement Age, that is the Actuarial Equivalent of the single-sum amount determined pursuant to Section 6.2(b)(2)(E).

            (f) SNET Enhanced Pension Benefits. Notwithstanding subsection (a) hereof, the Accrued Benefit of an SNET Transferred Participant as of any Date of Determination shall never be less than the sum of his SNET Frozen Core Pension Benefit, plus (1) or (2) as follows:

                  (1) Before Normal Retirement Age. For a Date of Determination prior to the date on which the SNET Transferred Participant attains Normal Retirement Age, the quotient of (i) his SNET Frozen Enhanced Cash Balance Account; divided by (ii) the product of (A) 9.92; multiplied by (B) 12; or

                  (2) After Normal Retirement Age. For a Date of Determination on or after the date on which the SNET Transferred Participant attains Normal Retirement Age, the quotient of (i) his Frozen Enhanced Cash Balance Account; divided by (ii) the applicable factor set forth in Schedule C hereto for the SNET Transferred Participant's age on such Date of Determination; multiplied by (B) 12.

            (g) SNET Transferred Participants Terminating Prior to January 1, 2005. Notwithstanding subsection (a), the Accrued Benefit of an SNET Transferred Participant who terminates employment with all Affiliates prior to January 1, 2005, shall never be less than the monthly benefit, commencing at his Normal Retirement Age, that is the Actuarial Equivalent of the single-sum amount determined pursuant to Section 6.2(b)(2)(G).

            (h) BellSouth Grandfathered Cash Balance Account. Notwithstanding subsection (a) hereof, the Accrued Benefit of a BellSouth Transferred Participant shall never be less than the monthly benefit, commencing at his Normal Retirement Age, that is the Actuarial Equivalent of (1) or (2) as follows:

                  (1) Before Normal Retirement Age. For a Date of Determination prior to the date on which the BellSouth Transferred Participant attains Normal Retirement Age, the amount determined by beginning with such BellSouth Transferred Participant's BellSouth Grandfathered Cash Balance Account as of such Date of Determination, and projecting such account balance forward to his Normal Retirement Age by adding Interest Credits (using the Interest Crediting Rate in effect on the Date of Determination), but not Service Credits, to such BellSouth Grandfathered Cash Balance Account for the period ending on the date he attains Normal Retirement Age; or

                  (2) After Normal Retirement Age. For a Date of Determination on or after the date on which the BellSouth Transferred Participant attains Normal Retirement

      Age, the BellSouth Transferred Participant's BellSouth Grandfathered Cash Balance Account as of such Date of Determination.

            (i) BellSouth Management Pension Plan Benefit. Notwithstanding subsection (a) hereof, the Accrued Benefit of a BellSouth Transferred Participant who (i) was a participant in the BellSouth Management Pension Plan on July 1, 1993, and (ii) would have been eligible for a service pension under the BellSouth Plan if he had remained an active participant in that plan through December 31, 2005, shall never be less than the monthly benefit, commencing at his Normal Retirement Age, that is equal to 1/12 of the sum of (1) and (2) as follows:

                  (1) 1.6% of the sum of (i) the BellSouth Transferred Participant's adjusted career income as determined under Appendix D of the BellSouth Plan, as of such BellSouth Transferred Participant's Transfer Date, plus (ii) all Compensation paid to such BellSouth Transferred Participant prior to the earlier of January 1, 2006 or the date such BellSouth Transferred Participant first incurs a Break in Service; plus

                  (2) 0.3% of the product of (A) and (B) as follows:

                        (A) the amount (if any) by which the quotient determined
            in (i) exceeds the amount determined in (ii), where (i) and (ii) are as follows:

                             (i)   the quotient of (I) and (II) as follow:

                                   (I) the sum of (i) the BellSouth Transferred
                       Participant's adjusted career income as determined under Appendix D of the BellSouth Plan as of such BellSouth Transferred Participant's Transfer Date, plus (ii) all Compensation paid to such BellSouth Transferred Participant prior to the earlier of January 1, 2006 or the date such BellSouth Transferred Participant first incurs a Break in Service; divided by

                                   (II) the BellSouth Transferred Participant's
                       Term of Employment credited prior to the earlier of January 1, 2006 or the date such BellSouth Transferred Participant first incurs a Break in Service; and

                             (ii) the Average Social Security Covered Wage Base; multiplied by

                        (B) the lesser of (i) BellSouth Transferred
            Participant's Term of Employment credited prior to the earlier of January 1, 2006 or the date such BellSouth Transferred Participant first incurs a Break in Service, or (ii) 35.

            (j) BellSouth Management Pension Plan Minimum Lump Sum Benefit. Notwithstanding subsection (a) hereof, the Accrued Benefit of a BellSouth Transferred Participant who (i) was a participant in the BellSouth Management Pension Plan on July 1, 1993, and (ii) would have been eligible for a service pension under the BellSouth Plan if he had remained an active participant in that plan through December 31, 2005, shall never be less than the Actuarial Equivalent of the single-sum amount determined pursuant to Section 6.2(b)(2)(I).

            (k) BellSouth Pension Plan Benefit. Notwithstanding subsection (a) hereof, the Accrued Benefit of a BellSouth Transferred Participant who was a participant in the BellSouth Pension Plan and whose accrued benefit under the BellSouth Pension Plan was transferred to the Plan, shall never be less than the sum of (1) and (2), as follows:

                  (1) the benefit to which he is entitled pursuant to this Section determined as of the earlier of (i) the Date of Determination or
      (ii) December 31, 2006, and determined without regard to this subsection
      (k) and without regard to any service performed while he was an active participant in the BellSouth Pension Plan and any amounts allocated to his cash balance account under the BellSouth Plan on the basis of such service or due to his benefit under the BellSouth Pension Plan; plus

                  (2) the benefit to which he was entitled under the BellSouth Pension Plan on the date immediately prior to the date he became a participant in the BellSouth Plan, determined using (i) his pension calculation service under the BellSouth Pension Plan on the date immediately prior to the date he became a participant in the BellSouth Plan and (ii) the pension band multiplier in effect on December 31, 2001.

      3.2 Cash Balance Account.

            A Cash Balance Account shall be established and maintained for each Participant on the following basis:

            (a) Opening Balance.

                  (1) New Participants. Except as provided in subsections
      (a)(2), (a)(3) or (a)(4) hereof, upon becoming an Active Participant in the Plan, the Cash Balance Account of such Active Participant shall be credited with Service Credits and Interest Credits commencing as of the latest of (i) the date on which his employment as a Covered Employee of a Participating Company began, (ii) the date that is 12 calendar months prior to the date he became an Active Participant in the Plan, or (iii) the Effective Date of the Plan.

                  (2) SBC Transferred Employees. Notwithstanding subsection
      (a)(1) hereof and except as provided in subsections (a)(3) and (a)(4) hereof, upon becoming an Active Participant in the Plan, the Cash Balance Account of a Transferred Employee who was a covered employee under the SBC Plan shall be credited with Service Credits and Interest Credits commencing effective as of the later of (i) the date on which his employment as a covered employee under the SBC Plan began, or (ii) the date that is 12 calendar months prior to the date he became an Active Participant in the Plan.

                    (3) SBC Transferred Participants. Notwithstanding subsections (a)(1) or (a)(2) hereof, upon becoming an Active Participant in the Plan, the Cash Balance Account of an SBC Transferred Participant shall be credited with an amount equal to the cash balance account to which he was entitled under the SBC Plan as of his Transfer Date.

                    (4) BellSouth Transferred Participant. Notwithstanding subsections (a)(1) or (a)(2) hereof, upon becoming an Active Participant in the Plan, the Cash Balance Account of a BellSouth Transferred Participant shall be credited with an amount equal to the cash balance account to which he was entitled under the BellSouth Plan as of his Transfer Date.

            (b) Service Credits.

                    (1) Basic Service Credits. As of the last day of each month, a Service Credit shall be credited to the Cash Balance Account of each Employee who was an Active Participant at any time during the month in an amount equal to 5% of the Active Participant's Compensation paid in such month.

                    (2) SBC Transition Service Credits. As of the last day of each month ending prior to June 1, 2002, a Service Credit shall be credited to the Cash Balance Account of each SBC Transferred Participant who was an Active Participant at any time during the month in an amount equal to the monthly transition benefit credit (if any) to which the SBC Transferred Participant was entitled under the SBC Plan as of his Transfer Date.

                    (3) Basic BellSouth Transition Service Credits. As of the last day of each month ending prior to January 1, 2007, a Service Credit shall be credited to the Cash Balance Account of each BellSouth Transferred Participant who was an Active Participant at any time during the month in an amount equal to a percentage of the BellSouth Transferred Participant's Compensation paid in such month, determined in accordance with the following schedule on the basis of the BellSouth Transferred Participant's total years of Vesting Service Credit completed as of the first day of the Plan Year in which such month ends plus 1:

                 Years of Vesting                            Amount of Basic
                  Service Credit                          BellSouth Transition
              Completed by Participant                       Service Credit
              ------------------------                    --------------------
              Less than 10 Years                                    0%
              10 Years, but less than 15                            1%
              15 Years, but less than 20                            2%
              20 Years, but less than 25                            3%
              25 Years, but less than 30                            4%
              30 Years, but less than 35                            2%
              35 Years or more                                      0%;

      provided, if such BellSouth Transferred Participant is reemployed following a Break in Service no additional Basic BellSouth Transition Service Credits shall be credited to his Cash Balance Account following such Break in Service.

                  (4) Supplemental BellSouth Transition Service Credits. As of the last day of each month ending prior to January 1, 2007, a Service Credit shall be credited to the Cash Balance Account of each BellSouth Transferred Participant who was an Active Participant at any time during the month in an amount equal to 3% of the BellSouth Transferred Participant's Compensation paid in such month, to the extent (if any) that such Compensation, when aggregated with all other Compensation paid to such BellSouth Transferred Participant for the Plan Year in which such month ends, exceeds the Taxable Wage Base for such Plan Year; provided, if such BellSouth Transferred Participant is reemployed following a Break in Service no additional Supplemental BellSouth Transition Service Credits shall be credited to his Cash Balance Account following such Break in Service.

                  (5) Ameritech Transition Service Credits. As of the last day of each month beginning on or after January 1, 2002, and ending prior to January 1, 2007, a Service Credit shall be credited to the Cash Balance Account of each Ameritech Transferred Employee who was an Active Participant at any time during the month in an amount equal to his Ameritech Transition Account multiplied by a fraction, the numerator of which is 1 and the denominator of which is (i) 60 minus (ii) the number of whole months that have elapsed since January 31, 2002; provided, if such Ameritech Transferred Employee is reemployed following a Break in Service no additional Ameritech Transition Service Credits shall be credited to his Cash Balance Account following such Break in Service.

            (c) Interest Credits. As of the last day of each calendar month, each Participant's Cash Balance Account shall be credited with an Interest Credit for such calendar month. At such time as benefit payments first commence under the Plan to a Participant, Joint Annuitant or Beneficiary, the Cash Balance Account shall be converted to the applicable form of payment, and no further Interest Credits shall apply except with regard to additional Service Credits credited after such date.

            (d) Nature of Cash Balance Accounts. Cash Balance Accounts are intended to be bookkeeping accounts only. Neither the maintenance nor the making of credits thereto shall be construed as an allocation of assets of the Plan to, or a segregation of the assets of the Plan in, any Cash Balance Account, or otherwise as creating a right of any person to receive specific assets of the Plan. Benefits provided under the Plan shall be paid from the general assets of the Trust Fund in the amounts, in the forms and at the times provided under the terms of the Plan.

      3.3 BellSouth Grandfathered Cash Balance Account.

            A BellSouth Grandfathered Cash Balance Account shall be established and maintained for each BellSouth Transferred Participant on the following basis:

            (a) Opening Balance. Upon becoming an Active Participant in the Plan, the Cash Balance Account of a BellSouth Transferred Participant shall be credited with an amount equal to the cash balance account to which he was entitled under the BellSouth Plan as of his Transfer Date.

            (b) Service Credits. No Service Credits shall be credited to any BellSouth Transferred Participant's BellSouth Grandfathered Cash Balance Account.

            (c) Interest Credits. As of the last day of each calendar month, each BellSouth Transferred Participant's BellSouth Grandfathered Cash Balance Account shall be credited with an Interest Credit for such calendar month. At such time as benefit payments first commence under the Plan to a BellSouth Transferred Participant, Joint Annuitant or Beneficiary, the BellSouth Grandfathered Cash Balance Account shall be converted to the applicable form of payment, and no further Interest Credits shall apply.

            (d) Nature of BellSouth Grandfathered Cash Balance Accounts. BellSouth Grandfathered Cash Balance Accounts are intended to be bookkeeping accounts only. Neither the maintenance nor the making of credits thereto shall be construed as an allocation of assets of the Plan to, or a segregation of the assets of the Plan in, any BellSouth Grandfathered Cash Balance Account, or otherwise as creating a right of any person to receive specific assets of the Plan. Benefits provided under the Plan shall be paid from the general assets of the Trust Fund in the amounts, in the forms and at the times provided under the terms of the Plan.

      3.4 Reemployed Veterans.

            Notwithstanding anything herein to the contrary, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

                                ARTICLE IV

                       VESTING IN ACCRUED BENEFITS

      4.1 General Vesting Rule.

            Except as provided in Sections 4.2, 4.3 and 4.4, the Accrued Benefit of each Participant shall vest in accordance with the following vesting schedule, based on the total of the Participant's full Years of Service:

          Years of Service                           Vested Percentage of
      Completed by Participant                   Participant's Accrued Benefit
      ------------------------                   -----------------------------
         Less than 5 Years                                   0%
         5 Years or more                                   100%

      4.2 Vesting Upon Occurrence of Certain Events.

            Notwithstanding Section 4.1, a Participant's Accrued Benefit shall become 100% vested and nonforfeitable upon the occurrence of any of the following events:

            (a) the Participant's attainment of Normal Retirement Age while still employed as an Employee of any Affiliate;

            (b) the Participant's death while still employed as an Employee of any Affiliate;

            (c) the Participant's becoming Disabled while still employed as an Employee of any Affiliate;

            (d) the Participant's termination of employment pursuant to the provisions of a severance pay plan sponsored by a Participating Company and approved by the Administrative Committee which is treated as a welfare plan in accordance with ERISA and Labor Regulation Section 2510.3-2(b) and which provides for the payment of severance benefits (other than in lieu of vacation) to Employees (including Employees who are not Highly Compensated Employees) on account of termination of employment in accordance with the Participating Company's plans or practices with respect to technological displacement or force surplus reduction.

      4.3 Vesting of Transferred Employees.

            Notwithstanding Section 4.1, all Transferred Employees shall at all times be fully vested in their Accrued Benefit.

      4.4 Vesting of Covered Employees on December 31, 2001.

            Notwithstanding Section 4.1, a Covered Employee who is actively employed by a Participating Company on December 31, 2001, shall become fully vested in his Accrued Benefit.

      4.5 Timing of Forfeitures.

            If a Participant who is not yet 100% vested in his Accrued Benefit terminates employment with all Affiliates, he shall be deemed to have received a cash-out distribution at the time he terminates employment, and his Accrued Benefit (i) shall be forfeited in the Plan Year during which such termination occurs, and (ii) shall be subject to the restoration rules set forth herein. If such a Participant resumes employment with an Affiliate after he has incurred 5 or more consecutive Breaks in Service, his nonvested Accrued Benefit shall not be restored. If such a Participant resumes employment with an Affiliate before he has incurred 5 consecutive Breaks in Service, his nonvested Accrued Benefit shall be restored and then shall be subject to all of the vesting rules in this Article as if no forfeiture had occurred.

      4.6 Amendment to Vesting Schedule.

            Notwithstanding anything herein to the contrary, in no event shall the terms of any amendment to the Plan reduce the vested percentage that any Participant has earned under the Plan. In the event that the Plan provides for Participants to vest in their Accrued Benefit at a rate which is faster than that provided under any amendment hereto (or in the event any other change is made that directly has an adverse effect on Participants' vested percentage), any Participant who has 3 or more years of vesting service [calculated in a manner consistent with Treasury Regulation Section 1.411(a)-8T (or any successor section)] may elect to have his vested percentage calculated under the schedule in the Plan before any such change, and the Administrative Committee shall give each such Participant notice of his rights to make such an election. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of: (a) 60 days after the amendment is adopted; (b) 60 days after the amendment becomes effective; or (c) 60 days after the Participant is issued written notice of the amendment by a Participating Company or Administrative Committee.

                                 ARTICLE V

                 RETIREMENT AND TERMINATION BENEFITS

      5.1 Normal Retirement Benefit.

            A Participant who retires as of his Normal Retirement Age shall be entitled to receive a Normal Retirement Benefit commencing as of his Normal Retirement Date, which shall be equal to his Accrued Benefit determined as of his Normal Retirement Age.

      5.2 Deferred Retirement Benefit.

            (a) Retirement After Normal Retirement Age. A Participant who remains an employee of any Affiliate after attaining his Normal Retirement Age shall be entitled to receive a Deferred Retirement Benefit commencing as of his Deferred Retirement Date.

            (b) Effect of Delayed Commencement. If a Participant continues to work as an Employee after his Normal Retirement Date, the payment of his benefit under the Plan shall be delayed subject to the terms and conditions of this subsection (b) while he is so employed. If a Participant's benefit is delayed under this subsection (b), the benefit payable to him upon his retirement shall be determined in the same manner as for retirement at his Normal Retirement Date; provided, the benefit payable to a Participant whose Benefit Commencement Date occurs after the April 1 following the calendar year in which he attains age 70 1/2 shall be no less than the sum of (i) the Actuarial Equivalent of the benefit that would have been payable as of the April 1 following the calendar year in which he attained age 70 1/2 if benefits had commenced on that date; plus (ii) the Actuarial Equivalent of any additional benefits accrued after that date. Such benefit shall be reduced by the Actuarial Equivalent of any payment made to the Participant prior to his Deferred Retirement Date, provided that such reduced benefit shall not be less than the Participant's benefit payable at his Normal Retirement Date.

      5.3 Termination Benefit.

            (a) General. A Participant who terminates employment with all Affiliates for a reason other than his death or retirement under Section 5.1 or
Section 5.2 and who has a vested Accrued Benefit at the time of his termination of employment, shall be entitled to receive a Termination Benefit commencing as of his Normal Retirement Date (provided he is then living) or as of such earlier date as he may elect pursuant to subsection (b) hereof. If his Termination Benefit commences as of his Normal Retirement Date, the amount of such benefit shall be equal to his vested Accrued Benefit determined as of the date his employment terminates.

            (b) Early Commencement. In lieu of commencing his Termination Benefit as of his Normal Retirement Date, a Participant may file a written election with the Administrative Committee to begin receiving his vested Termination Benefit as of the first day of any month preceding his Normal Retirement Date and coinciding with or following the later of (i) the date he terminates employment with all Affiliates or (ii) the date such written election is filed with the

Administrative Committee. The amount of his Termination Benefit shall be the Actuarial Equivalent of the amount determined under Section 3.1(a) as of the date he terminates employment with all Affiliates; provided:

                  (1) SBC Career Average Benefit. The Termination Benefit of an SBC Transferred Participant who was entitled to a career average benefit under the SBC Plan as of his Transfer Date, shall never be less than the Actuarial Equivalent of the amount determined in Section 3.1(b) as of the date he terminates employment with all Affiliates; provided, the Termination Benefit of such an SBC Transferred Participant who has (i) attained age 65 and completed at least 10 years of Net Credited Service,
      (ii) attained age 55 and completed at least 20 years of Net Credited Service, or (iii) attained age 50 and completed at least 25 years of Net Credited Service, shall never be less than the amount determined in
      Section 3.1(b) as of the date he terminates employment with all affiliates, reduced by 1/2% for each full or partial month by which such SBC Transferred Participant's Benefit Commencement Date precedes the month during which he would attain age 55; and, provided further, the Termination Benefit of such an SBC Transferred Participant who has completed at least 30 years of Net Credited Service shall never be less than the unreduced amount determined in Section 3.1(b) as of the date he terminates employment with all affiliates, reduced by 1/4% for each full or partial month by which such SBC Transferred Participant's Benefit Commencement Date precedes the month during which he would attain age 55;

                  (2) SBC Special Pension Plan Account. The Termination Benefit of an SBC Transferred Participant who was (i) a covered employee under the SBC Plan on both March 31, 1997, and June 1, 1997, (ii) an employee of SBC Communications Inc. or an affiliate thereof on December 31, 1999, and
      (iii) eligible to receive a service pension under the SBC Plan on December 31, 1999, shall never be less than the Actuarial Equivalent of the amount determined in Section 3.1(c) as of the date he terminates employment with all Affiliates;

                  (3) PTG Accelerated Transition Benefit. The Termination Benefit of a PTG Transferred Participant who was (i) a covered employee under the PTG Plan on March 22, 1996, and (ii) a participant in the PTG Plan on any date on or after March 22, 1996, and prior to June 30, 1996, shall never be less than the amount determined in Section 3.1(d) as of the date he terminates employment with all Affiliates, reduced as follows:

                        (A) Reduced by 1/6% for each full or partial month by
            which such PTG Transferred Participant's Benefit Commencement Date precedes the month during which he would attain age 55;

                        (B) Reduced by an additional 1/6% for each full or
            partial month by which such PTG Transferred Participant's Benefit Commencement Date precedes the month during which he would attain age 50;

                  (C) Reduced by an additional 1/3% for each full or partial month by which such PTG Transferred Participant's Benefit Commencement Date precedes the month during which he would attain age 45; and

                  (D) Reduced by an additional 1/6% for each full or partial month by which the later of (i) the month in which such PTG Transferred Participant attains age 55 or (ii) his Benefit Commencement Date precedes the month during which he would have either (x) completed 20 years of Net Credited Service or (y) attained age 65 and completed 5 years of Net Credited Service, both determined as if he had remained in the continuous employment of a Participating Company until such date;

provided, the Termination Benefit of such a PTG Transferred Participant who has
(i) attained age 65 and completed at least 5 years of Net Credited Service, (ii) attained age 55 and completed at least 20 years of Net Credited Service, or
(iii) completed at least 30 years of Net Credited Service, shall never be less than the unreduced amount determined in Section 3.1(d) as of the date he terminates employment with all affiliates;

            (4) PTG Special Accelerated Transition Benefit. The Termination Benefit of a PTG Transferred Participant who was (i) a covered employee under the PTG Plan on March 22, 1996, (ii) a participant in the PTG Plan on any date on or after March 22, 1996, and prior to June 30, 1996, and (ii) an employee of SBC Communications Inc. or an affiliate thereof on January 1, 1999, shall never be less than the Actuarial Equivalent of the amount determined in Section 3.1(e) as of the date he terminates employment with all Affiliates;

            (5) SNET Enhanced Pension Benefits. The Termination Benefit of an SNET Transferred Participant as of any Date of Determination shall never be less than the amount determined in Section 3.1(f) as of the date he terminates employment with all Affiliates, reduced by multiplying his Frozen Core Pension Benefit by the applicable factor set forth in Schedule D hereto; provided, the Termination Benefit of a SNET Transferred Participant who has (A) completed 15 years of Net Credited Service, (B) received benefits under a short-term disability plan maintained by a Participating Company for the maximum period permitted under such plan, and (C) terminated employment with all Affiliates due to becoming Disabled, shall not be less than the unreduced benefit determined in
Section 3.1(f);

            (6) SNET Transferred Participants Terminating Prior to January 1, 2005. The Termination Benefit of an SNET Transferred Participant who terminates employment with all Affiliates prior to January 1, 2005, shall never be less than the Actuarial Equivalent of the amount determined in Section 3.1(g) as of the date he terminates employment with all Affiliates;

            (7) BellSouth Grandfathered Cash Balance Account. The Termination Benefit of a BellSouth Transferred Participant shall never be less than the Actuarial

Equivalent of the amount determined in Section 3.1(h) as of the date he terminates employment with all Affiliates;

            (8) BellSouth Management Pension Plan Benefit. The Termination Benefit of a BellSouth Transferred Participant who (i) was a participant in the BellSouth Management Pension Plan on July 1, 1993, (ii) would have been eligible for a service pension under the BellSouth Plan if he had remained an active participant in that plan through December 31, 2005, and (iii) is not entitled to a benefit under Section 3.1(i)(2), shall never be less than the amount determined in Section 3.1(i) reduced by 1/2% for each month by which the Participant's Benefit Commencement Date (or, with regard to a Participant whose Benefit Commencement Date occurs during 2003 or 2006, the December 31 coincident or next following his Benefit Commencement Date) precedes the month during which he would attain age 60 (age 61 for such BellSouth Transferred Participants whose Benefit Commencement Date occurs on or after January 1, 2003, and prior to January 1, 2006; age 62 for such BellSouth Transferred Participants whose Benefit Commencement Date occurs on or after January 1, 2006); provided, the Termination Benefit of such a BellSouth Transferred Participant who has completed a Term of Employment of at least 30 years shall never be less than the amount determined in Section 3.1(i) reduced by 1/4% for each month by which the Participant's Benefit Commencement Date (or, with regard to a Participant whose Benefit Commencement Date occurs during 2003 or 2006, the December 31 coincident or next following his Benefit Commencement Date) precedes the month during which he would attain age 60 (age 61 for such BellSouth Transferred Participants whose Benefit Commencement Date occurs on or after January 1, 2003, and prior to January 1, 2006; age 62 for such BellSouth Transferred Participants whose Benefit Commencement Date occurs on or after January 1, 2006);

            (9) Integrated BellSouth Management Pension Plan Benefit. The Termination Benefit of a BellSouth Transferred Participant who (i) was a participant in the BellSouth Management Pension Plan on July 1, 1993, (ii) would have been eligible for a service pension under the BellSouth Plan if he had remained an active participant in that plan through December 31, 2005, and (iii) is entitled to a benefit under Section 3.1(i)(2), shall never be less than the amount determined in Section 3.1(i) reduced by 1/2% for each month by which the Participant's Benefit Commencement Date precedes the month during which he would attain age 62;

            (10) BellSouth Management Pension Plan Minimum Lump Sum Benefit. The Termination Benefit of a BellSouth Transferred Participant who (i) was a participant in the BellSouth Management Pension Plan on July 1, 1993, and (ii) would have been eligible for a service pension under the BellSouth Plan if he had remained an active participant in that plan through December 31, 2005, shall never be less than the Actuarial Equivalent of the amount determined in Section 3.1(j) as of the date he terminates employment with all Affiliates; and

            (11) BellSouth Pension Plan Benefit. The Termination Benefit of a BellSouth Transferred Participant who was a participant in the BellSouth Pension Plan and whose accrued benefit under the BellSouth Pension Plan was transferred to the Plan, shall never be less than the sum of (1) and (2), as follows:

                        (1) the termination benefit to which he is entitled
            pursuant to this subsection (b) determined without regard to this subsection (b)(10) and without regard to any service performed while the Participant was an active participant in the BellSouth Pension Plan and any amounts allocated to his cash balance account under the BellSouth Plan on the basis of such service or due to his benefit under the BellSouth Pension Plan; plus

                        (2) the benefit to which he was entitled under the
            BellSouth Pension Plan on the date immediately prior to the date he became a participant in the BellSouth Plan, determined using (i) his pension calculation service under the BellSouth Pension Plan on the date immediately prior to the date he became a participant in the BellSouth Plan and (ii) the pension band multiplier in effect on December 31, 2001, and increased by any early retirement subsidies to which he would have been eligible under the BellSouth Pension Plan, determined on the basis of his age and his Net Credited Service on the Date of Determination.

            (c) Forfeiture of Nonvested Accrued Benefit. If a Participant is not vested in his Accrued Benefit at the time of his termination, he shall be deemed to have received a cash- out distribution of his Accrued Benefit as of the date of his termination, and his nonvested Accrued Benefit shall be forfeited in the Plan Years during which such termination occurs. If a Participant is reemployed by an Affiliate before incurring 5 consecutive Breaks in Service, the Participant's forfeited Accrued Benefit shall be restored.

      5.4 Reemployment of a Participant.

            If a Participant becomes reemployed as an employee of an Affiliate after his Benefit Commencement Date, he shall continue to receive payment of benefits from the Plan, but the amount of such payments shall not be increased by any benefits accrued following his Benefit Commencement Date. A separate benefit shall be payable to the Participant upon his subsequent termination of employment with all Affiliates based on benefits accrued following his reemployment.

                                ARTICLE VI

                           PAYMENT OF BENEFITS


      6.1 Normal Payment Forms.

            Except as provided in Section 6.4 or Section 6.5 or unless a Participant otherwise makes an election in accordance with Section 6.2, any benefit payable under Article V and this Article shall be distributed as follows:

            (a) in the form of a Qualified Joint and Survivor Annuity payable to the Participant and his Spouse (as his Joint Annuitant), if the Participant has a Spouse on his Benefit Commencement Date; or

            (b) in the form of a Life Annuity, if the Participant does not have a Spouse on his Benefit Commencement Date.

      6.2 Election of Alternative Payment Forms.

            (a) Election. After receiving the retirement notice described in
Section 6.3, a Participant who is eligible for an annuity form of benefit under
Section 6.1 may make a Qualified Retirement Election at any time within the 90-day period ending on his Benefit Commencement Date to have his benefits paid in one of the alternative benefit payment forms described in subsections (b) or
(c) hereof, as applicable.

            (b) Optional Payment Forms. Except as provided in subsection (c) hereof, the alternative benefit forms from which a Participant may elect pursuant to the terms of this Section shall be equivalent to the amount of the Participant's vested Accrued Benefit as follows:

                  (1) Life Annuity. A monthly retirement benefit payable during the Participant's lifetime, with payments to cease after the payment due on the first day of the month in which the Participant's death occurs;

                  (2) Single-Sum Payment. A single-sum payment equal to the greatest of (A), (B), (C), (D), (E), (F), (G), (H) or (I) as follows:

                        (A) the Actuarial Equivalent of the Participant's
            Accrued Benefit;

                        (B) the Actuarial Equivalent of the single life annuity
            the Participant would be entitled to receive pursuant to subsection
            (b)(1) hereof commencing on his Benefit Commencement Date;

                        (C) the Participant's Cash Balance Account;

                  (D) with regard to an SBC Transferred Participant who was (i) a covered employee under the SBC Plan on both March 31, 1997, and June 1, 1997, (ii) an employee of SBC Communications Inc. or an affiliate thereof on December 31, 1999, and (iii) eligible to receive a service pension under the SBC Plan on December 31, 1999, 106.29% of the single-sum payment such SBC Transferred Participant would have been entitled to under the SBC Plan if his benefit commencement date under such plan were December 31, 1999;

                  (E) with regard to a PTG Transferred Participant who was (i) a covered employee under the PTG Plan on March 22, 1996, (ii) a participant in the PTG Plan on any date on or after March 22, 1996, and prior to June 30, 1996, and (ii) an employee of SBC Communications Inc. or an affiliate thereof on January 1, 1999, the Actuarial Equivalent single-sum value of the accelerated transition benefit to which such PTG Transferred Participant was entitled under the SBC Plan on January 1, 1999, increased with interest for the period from January 1, 1999, through December 31, 2001, at the rate of the Applicable Interest in effect during such period;

                  (F) with regard to an SNET Transferred Participant, the sum of
      (i) the Actuarial Equivalent of such SNET Transferred Participant's Frozen Core Pension Benefit, plus (ii) such SNET Transferred Participant's Frozen Enhanced Cash Balance Account;

                  (G) with regard to an SNET Transferred Participant who terminates employment with all Affiliates prior to January 1, 2005, the sum of (i) the Actuarial Equivalent of such SNET Transferred Participant's Frozen Core Pension Benefit, determined using the Transferred Participant's age on July 1, 2001, and using 5.78% as the Applicable Interest Rate, plus (ii) such SNET Transferred Participant's Frozen Enhanced Cash Balance Account;

                  (H) with regard to a BellSouth Transferred Participant, the BellSouth Transferred Participant's BellSouth Grandfathered Cash Balance Account; or

                  (I) with regard to a BellSouth Transferred Participant who (i) was a participant in the BellSouth Management Pension Plan on July 1, 1993, and (ii) would have been eligible for a service pension under the BellSouth Plan if he had remained an active participant in that plan through December 31, 2005, the Actuarial Equivalent single-sum value of the BellSouth Management Pension Plan benefit to which such BellSouth Transferred Participant was entitled under the BellSouth Plan on December 31, 1999, December 31, 2000, or December 31, 2001.

            (3) Other Optional Forms. If the assets and benefits of a qualified retirement plan which allows one or more Code Section 411(d)(6) protected forms of distribution not generally permitted hereunder are transferred to or merged into the Plan, the Participants whose Accrued Benefit under the Plan includes such transferred benefits shall be permitted to receive distributions of all or a portion of the benefits so transferred in a manner and subject to rules and restrictions similar to those provided under the transferring plan such that the Plan will comply with the requirements of Code Section 411(d)(6).

            (c) Additional SNET Optional Payment Forms. In lieu of electing one of the optional payment forms set out in subsection (b) hereof, an SNET Transferred Participant may elect, pursuant to the terms of this Section, to have his benefits paid in one of the following alternative benefit payment forms which shall be equivalent to the amount of the Participant's vested Accrued Benefit as follows:

                  (1) 25% Single-Sum / 75% Life Annuity. A single-sum payment equal to 25% of the amount determined under subsection (b)(2) hereof, plus a monthly retirement benefit payable during the Participant's lifetime, with payments to cease after the payment due on the first day of the month in which the Participant's death occurs equal to 75% of the amount determined under subsection (b)(1) hereof; provided, such payment option shall only be available if elected no more than 90 days after the date on which the Participant receives the first retirement notice described in
      Section 6.3 following his termination of employment with all Affiliates;

                  (2) 25% Single-Sum / 75% Joint and Survivor Annuity. A single-sum payment equal to 25% of the amount determined under subsection
      (b)(2) hereof, plus a monthly retirement benefit payable during the Participant's lifetime and, if his Spouse survives him, continuing for the Spouse's remaining lifetime, equal to 75% of the amount payable in the form of a Qualified Joint and Survivor Annuity; provided, such payment option shall only be available if elected no more than 90 days after the date on which the Participant receives the first retirement notice described in Section 6.3 following his termination of employment with all Affiliates;

                  (3) 50% Single-Sum / 50% Life Annuity. A single-sum payment equal to 50% of the amount determined under subsection (b)(2) hereof, plus a monthly retirement benefit payable during the Participant's lifetime, with payments to cease after the payment due on the first day of the month in which the Participant's death occurs equal to 50% of the amount determined under subsection (b)(1) hereof; provided, such payment option shall only be available if elected no more than 90 days after the date on which the Participant receives the first retirement notice described in
      Section 6.3 following his termination of employment with all Affiliates;

                  (4) 50% Single-Sum / 50% Joint and Survivor Annuity. A single-sum payment equal to 50% of the amount determined under subsection
      (b)(2) hereof, plus a monthly retirement benefit payable during the Participant's lifetime and, if his Spouse survives him, continuing for the Spouse's remaining lifetime, equal to 50% of the amount payable in the form of a Qualified Joint and Survivor Annuity; provided, such payment option shall only be available if elected no more than 90 days after the date on which the

      Participant receives the first retirement notice described in Section 6.3 following his termination of employment with all Affiliates;

                  (5) Single-Sum Certain Life Annuity. A monthly retirement benefit payable during the Participant's lifetime in an amount equal to the product of (i) the amount payable under subsection (b)(1) hereof, multiplied by (ii) the applicable factor set forth in Schedule E hereto, with payments to cease after the payment due on the first day of the month in which the Participant's death occurs; provided, if the total of the payments made to such Participant is less than the amount determined under subsection (b)(2) hereof, the difference shall be paid in a single-sum payment to the Participant's Surviving Spouse or, if there is no Surviving Spouse, to his estate; and, provided further, such payment option shall only be available if elected no more than 90 days after the date on which the Participant receives the first retirement notice described in Section
      6.3 following his termination of employment with all Affiliates; or

                  (6) Single-Sum Certain Joint and Survivor Annuity. A monthly retirement benefit payable during the Participant's lifetime and, if his Spouse survives him, continuing for the Spouse's remaining lifetime, equal to the product of (i) the amount payable in the form of a Qualified Joint and Survivor Annuity, multiplied by (ii) the applicable factor set forth in Schedule E hereto; provided, if the total of the payments made to such Participant and his Joint Annuitant is less than the amount determined under subsection (b)(2) hereof, the difference shall be paid in a single-sum payment to the estate of the Participant or, if the Participant is survived by his Joint Annuitant, to the estate of the Joint Annuitant; and, provided further, such payment option shall only be available if elected no more than 90 days after the date on which the Participant receives the first retirement notice described in Section 6.3 following his termination of employment with all Affiliates.

            (d) Rate of Payments to Joint Annuitant. Notwithstanding anything herein to the contrary, if a Participant dies after his benefit payments to him have begun under an annuity form of payment, the remaining portion of his distributable benefit shall be distributed to his Joint Annuitant at least as rapidly as under the method of distribution in effect at the time of the Participant's death, such that the requirements of Code Section 401(a)(9) shall be satisfied.

            (e) Direct Rollover Distribution. If a Participant, Surviving Spouse or a spousal alternate payee under a qualified domestic relations order who is the recipient of any Eligible Rollover Distribution, elects to have such Eligible Rollover Distribution paid directly to an Eligible Retirement Plan and specifies (in such form and at such time as the Administrative Committee may prescribe) the Eligible Retirement Plan to which such distribution is to be paid, such distribution shall be made in the form of a direct trustee-to-trustee transfer to the specified Eligible Retirement Plan; provided, such transfer shall be made only to the extent that the Eligible Rollover Distribution would be included in gross income if not so transferred [determined without regard to Code Sections 402(c) and 403(a)(4)].

      6.3 Retirement Notice.

            No later than 30 days and no earlier than 90 days before a Participant's Benefit Commencement Date, the Administrative Committee shall furnish the Participant written notice of:

            (a) the terms of the alternative benefit payment forms described in
Section 6.2(b) and Section 6.2(c), if applicable, the conditions under which they will be provided and the relative financial effect of selecting each alternative benefit payment form;

            (b) the Participant's right (subject to the written consent of the Participant's Spouse, if any) to elect a benefit payment form other than the normal form specified under Section 6.1 and the effect, if any, of such election;

            (c) the right of a Participant's Spouse to negate the Participant's election of an alternative benefit payment form through a failure to consent in writing to the election before a notary public or Plan representative;

            (d) the Administrative Committee's right to rely on a Spouse's properly executed and witnessed consent to the payment of Plan benefits in the alternative form described in Section 6.2(b) and Section 6.2(c), if applicable, which consent shall be irrevocable with respect to such Spouse under the Plan;

            (e) the Participant's right to revoke an election that his benefit be paid in a form other than the normal form specified under Section 6.1; and

            (f) the Participant's right, upon his written request delivered to the Administrative Committee, to receive more specific information regarding the financial effect of selecting an alternative benefit payment form.

Notwithstanding the foregoing, the Participant may elect to waive the minimum 30-day notice period and to receive (or commence) his distribution before the end of such period, as long as his distribution is not made (or commenced) before the end of the 7-day period beginning on the date he receives such notice.

      6.4 Cash-Out Payment of Benefit.

            Notwithstanding anything in Article V or this Article to the contrary, if the benefit payable under the Plan with respect to any Participant who terminates employment with all Affiliates has an Actuarial Equivalent, single-sum value (as determined as of the date his employment terminates) which is less than or equal to $5,000, the full nonforfeitable amount of the benefit automatically shall be paid to the Participant in one single-sum, cash-out distribution as soon as practicable after the date the Participant's employment so terminates.

      6.5 Qualified Domestic Relations Orders.

            If the Administrative Committee receives a domestic relations order which it determines to be a qualified domestic relations order, indicating that all or a portion of a Participant's benefit under the Plan should be paid to one or more "alternate payees" [as defined in Code Section 414(p)], such benefit shall be distributed to the prescribed alternate payee(s) at such time and in such form as specified in the qualified domestic relations order and permitted under Section 14.1(b). If a Participant's benefit under the Plan is partially paid or payable to an alternate payee, the remaining portion of the Participant's benefit under the Plan shall be reduced accordingly and shall be subject to the distribution provisions in Article V, this Article and Article VII.

      6.6 Latest Date for Payment of Benefits; Incidental and Minimum Benefit Rules.

            (a) Required Date for Commencement of Benefits. Subject to the terms of Article V, payment of a Participant's benefit under the Plan shall commence (or shall be made) as of his Benefit Commencement Date, and actual distribution of that benefit shall begin (or be made) as soon as practicable thereafter but in no event later than 60 days after the end of the Plan Year which includes the latest of (i) his Normal Retirement Date, (ii) the date which is the tenth anniversary of the date he commenced participation in the Plan, or (iii) the date he actually terminates employment with all Affiliates; provided:

                  (1) if the amount of payment cannot be ascertained by such date, distribution shall commence (or be made) no later than 60 days after the earliest date on which the amount can be ascertained;

                  (2) notwithstanding anything herein to the contrary, the Participant's benefit payments shall begin (or commence) no later than the April 1 following the later of (i) the calendar year in which the Participant attains age 70 1/2, or (ii) the calendar year in which the Participant terminates employment with all Affiliates; provided, in the case of a Participant who is a 5% owner (as defined in Code Section 416), the Participant's benefit payments shall begin (or be made) no later than the April 1 following the calendar year in which the Participant attains age 70 1/2, without regard to whether he actually has terminated employment as an employee of all Affiliates before that date. All distributions will be made in accordance with Code Section 401(a)(9), including Treasury Regulation Section 1.401(a)(9)-2 (relating to incidental benefit limitations) and any other provisions reflecting the requirements of Code Section 401(a)(9) and prescribed by the Internal Revenue Service; and the terms of the Plan reflecting the requirements of Code Section 401(a)(9) override the distribution options (if any) in the Plan that are inconsistent with those requirements; and

                  (3) payments that do not actually begin on the date as of which payment is scheduled to commence under Article V shall be adjusted so that the first payment includes all amounts due through the date of such payment.

            (b) Incidental and Minimum Benefit Rules. All distributions shall be made in accordance with Code Section 401(a)(9), the regulations promulgated under Code Section 401(a)(9), including Treasury Regulation Section 1.401(a)(9)-2 (relating to incidental benefit limitations) and any other provisions reflecting the requirements of Code Section 401(a)(9) and prescribed by the Internal Revenue Service; and the terms of the Plan reflecting the requirements of Code Section 401(a)(9) shall override the distribution options and suspension of benefit provisions in the Plan which are inconsistent with those requirements.

      6.7 Claims.

            (a) Procedure. Claims for benefits under the Plan shall be filed with the Administrative Committee. The Administrative Committee shall furnish to the claimant written notice of the disposition of a claim within 90 days after the application therefor is filed; provided, if special circumstances require an extension of time for processing the claim, the Administrative Committee shall furnish written notice of the extension to the claimant before the termination of the initial 90-day period, and such extension shall not exceed one additional, consecutive 90-day period. In the event the claim is denied, the notice of the disposition of the claim shall provide the specific reasons for the denial, cites of the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim and/or submit the claim for review.

            (b) Review Procedure. Any Participant, Joint Annuitant or Beneficiary who has been denied a benefit, or his duly authorized representative, shall be entitled, upon request to the Administrative Committee, to appeal the denial of his claim. To do so, the claimant must obtain a form from the Administrative Committee on which to request further consideration of his position. The claimant, or his duly authorized representative, may review pertinent documents related to the Plan and in the Administrative Committee's possession in order to prepare the appeal. The form containing the request for review, together with a written statement of the claimant's position, must be filed with the Administrative Committee no later than 60 days after the date of the written notification of denial of a claim provided for in subsection (a) hereof. The Administrative Committee's decision shall be made within 60 days following the receipt of the request for review and shall be communicated in writing to the claimant; provided, if special circumstances require an extension of time for processing the appeal, the Administrative Committee shall furnish written notice of extension to the claimant before the termination of the initial 60-day response period, and such extension shall not exceed one additional, consecutive 60-day period. If unfavorable, the notice of decision shall explain the reason or reasons for denial and indicate the provisions of the Plan or other documents used to arrive at the decision. Claims shall be based upon the written record only, and no personal appearance shall be permitted.

            (c) Satisfaction of Claims. Any payment to a Participant, Joint Annuitant or Beneficiary, or to his legal representative or heirs at law, all in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, the Administrative Committee and the Controlling Company, any of whom may require such Participant, Joint Annuitant, Beneficiary, legal representative or heirs at law, as a condition to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Administrative Committee or the Controlling Company, as the case may be. If receipt and release shall be required but execution by the Participant, Joint Annuitant, Beneficiary, legal representative or heirs at law shall not be accomplished so that the terms of Article V and this Article (dealing with the timing of distributions) may be fulfilled, the benefits may be distributed or paid into any appropriate court or to such other place as such court shall direct, for disposition in accordance with the order of such court, and such distribution shall be deemed to comply with the timing requirements of
Article V and this Article.

      6.8 Forfeiture of Benefits by Killers.

            Notwithstanding anything to the contrary in the Plan, no payment of benefits shall be made under any provision of the Plan to any individual who kills the Participant with respect to whom such amount would otherwise be payable. An individual shall be deemed to have killed a Participant for purposes of this Section if, by virtue of such individual's involvement in the death of the Participant, such individual's entitlement to an interest in assets of the deceased could be denied (whether or not there is in fact any such entitlement) under any applicable law, state or federal, including without limitation laws governing intestate succession, wills, jointly- owned property, bonds, and life insurance. For purposes of the Plan, any such killer shall be deemed to have predeceased the Participant. The Administrative Committee may withhold distribution of benefits otherwise payable under the Plan for such period of time as is necessary or appropriate under the circumstances to make a determination with regard to the application of this Section.

      6.9 Unclaimed Benefits.

            In the event a Participant, Joint Annuitant or Beneficiary becomes entitled to benefits under Articles V or VII and the Administrative Committee is unable to locate such distributee (after such further diligent efforts as the Administrative Committee in its sole discretion deems appropriate) within 1 year from the date upon which he becomes so entitled, the full Accrued Benefit of the Participant shall be deemed abandoned and treated as a forfeiture; provided, in the event the Participant, Joint Annuitant or Beneficiary is located or makes a claim subsequent to the deemed forfeiture of the abandoned Accrued Benefit but prior to the expiration of the time within which any such person's claim to the Accrued Benefit would expire under appropriate federal or state law, then the amount of the abandoned Accrued Benefit shall be restored to the Participant, Joint Annuitant or Beneficiary, as appropriate. The Administrative Committee, in its sole discretion, may delay the deemed date of abandonment of any such Accrued Benefit for a period longer than the prescribed 1 year if it believes that it is in the best interest of the Plan to do so. Also, in the event of the termination of the Plan, the Administrative Committee shall not be required to wait until the end of such 1-year period.

      6.10 Recovery of Mistaken Payments.

            If any benefit is paid to a Participant, Joint Annuitant or Beneficiary in an amount that is greater than the amount payable under the terms of the Plan, the Plan shall recover the excess benefit amount by eliminating or reducing the Participant's, Joint Annuitant's or Beneficiary's future benefit payments. If no further benefits are payable to the Participant, Joint

Annuitant or Beneficiary under the Plan, the Administrative Committee, in its discretion, may employ such means as are available under applicable law to recover the excess benefit amount from the Participant, Joint Annuitant or Beneficiary.

                                ARTICLE VII

                    PRERETIREMENT SURVIVOR BENEFITS


      7.1 Payment to Surviving Spouse.

            (a) Survivor Annuity. In the event of the death, prior to his Benefit Commencement Date, of a married vested Participant who has not designated a Beneficiary other than his Spouse, his Surviving Spouse shall receive a death benefit in the form of a Spousal Life Annuity, in an amount equal to the greater of (1) or (2) as follows:

                  (1) the monthly benefit that would have been payable to the Surviving Spouse if the Participant:

                        (A) retired or terminated his active employment with all
            Affiliates on the earlier of (i) his date of death or (ii) the date of his most recent termination of employment;

                        (B) elected to commence receiving his benefit under
            Article V as of the date payments are scheduled to commence to his Surviving Spouse under Section 7.5;

                        (C) elected to have his benefits paid in the form of a
            Qualified Joint and Survivor Annuity; and

                        (D) died on the day after his Benefit Commencement Date;
            or

                  (2) a monthly benefit that is the Actuarial Equivalent of the Participant's Cash Balance Account based on his Surviving Spouse's age on his Surviving Spouse's Benefit Commencement Date.

            (b) Single-Sum Payment. In lieu of the death benefit payable in the form of a Spousal Life Annuity as described in subsection (a) hereof, the Surviving Spouse may file a written election with the Administrative Committee to receive the Participant's survivor benefits as soon as practicable following the Participant's date of death in the form of a single-sum cash payment in an amount equal to the greatest of (1), (2) or (3), as follows:

                  (1) the Actuarial Equivalent of the Spousal Life Annuity that would be payable commencing on the Participant's date of death;

                  (2) the Actuarial Equivalent of the Spousal Life Annuity that would be payable commencing on the date the Participant would have attained Normal Retirement Age; or

                  (3) the amount of the Participant's Cash Balance Account.

      7.2 Payment to a Non-Spouse Beneficiary.

            In the event of the death, prior to his Benefit Commencement Date, of an unmarried vested Participant or a married vested Participant who has designated a Beneficiary other than his Spouse, the Participant's Beneficiary shall receive a single-sum cash payment in an amount equal to the Participant's Cash Balance Account determined as of the date of his death.

      7.3 Beneficiary Designation.

            (a) General. In accordance with the terms of this Section, a Participant may designate and from time to time may redesignate his Beneficiary or Beneficiaries in such form and manner as the Administrative Committee may determine. A married Participant shall be deemed to have named his Surviving Spouse, if any, as his sole Beneficiary unless his Spouse consents to the payment of all or a specified portion of the Participant's death benefit to a Beneficiary other than or in addition to the Surviving Spouse in a manner satisfying the requirements of a Qualified Spousal Waiver and such other procedures as the Administrative Committee may establish. Any designations made under a prior plan shall be void, except to the extent provided by the Administrative Committee. Notwithstanding the foregoing, a married Participant may designate a non-Spouse Beneficiary without a Qualified Spousal Waiver if the Participant establishes to the satisfaction of the Administrative Committee that a Qualified Spousal Waiver may not be obtained because his Spouse cannot be located or such other permissible circumstances exist as the Secretary of the Treasury may prescribe by regulation. A Qualified Spousal Waiver generally may be made at any time during the period beginning on or after the first day of the Plan Year in which the Participant attains age 35 and ending on the earlier of the Participant's date of death or Benefit Commencement Date; provided, a Qualified Spousal Waiver may be made prior to the date this period begins, but any such election shall expire as of the date the Participant attains age 35.

            (b) No Designation or Designee Dead or Missing. In the event that:

                  (1) a Participant dies without designating a Beneficiary;

                  (2) the Beneficiary designated by a Participant is not surviving when a payment is to be made to such person under the Plan, and no contingent Beneficiary has been designated; or

                  (3) the Beneficiary designated by a Participant cannot be located by the Administrative Committee within 1 year after the date benefits are to commence to such person;

then, in any of such events, the Beneficiary of such Participant with respect to any benefits that remain payable under this Article shall be the Participant's Surviving Spouse, if any, and if not, then the estate of the Participant.

      7.4 Survivor Benefit Notice.

            The Administrative Committee shall furnish each Participant (other than a Participant who has separated from employment and who has no vested Accrued Benefit) with a written notice which explains the terms and conditions related to the survivor benefit provided hereunder and which is comparable in content and substance to the retirement notice described in Section 6.3. The Administrative Committee shall furnish such survivor benefit notice within whichever of the following periods ends last:

            (a) the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year preceding the Plan Year in which the Participant attains age 35;

            (b) the period which begins 1 year before and ends on the day before the 1-year anniversary of the date on which an Employee becomes a Participant; or
            (c) with respect to a Participant whose employment with all Affiliates ends before he attains age 35, the period which begins 1 year before and ends 1 year after the date on which he terminates employment.

      7.5 Commencement of Survivor Benefits.

            (a) Payments. Except as provided in Section 7.7, if the Participant's Spouse is eligible to receive a death benefit under Section 7.1, payment of such benefit shall commence as soon as practicable following the later of (i) the date on which the Participant would have attained his Normal Retirement Age (if he had survived) or (ii) the Participant's date of death; provided, if the Participant dies before his Normal Retirement Date, his Spouse instead may elect (on a form provided for this purpose by the Administrative Committee and in a manner that satisfies the requirements of the Retirement Equity Act of 1984) for the payment of his survivor benefit to commence as soon as practicable following the Participant's date of death.

            (b) Minimum Benefit Rules. All distributions will be made in accordance with Code Section 401(a)(9), the regulations promulgated under Code
Section 401(a)(9), including Treasury Regulation Section 1.401(a)(9)-2 and any other provisions reflecting the requirements of Code Section 401(a)(9) and prescribed by the Internal Revenue Service, all of which are incorporated by reference; and the terms of the Plan reflecting the requirements of Code Section 401(a)(9) override the distribution options (if any) in the Plan which are inconsistent with those requirements.

      7.6 Death During Suspension of Benefits.

            If a Participant terminates employment for any reason (other than death), he begins receiving benefits as of his Benefit Commencement Date, he then becomes reemployed, his benefit payments are suspended, and he dies before payment of his benefits recommence, his suspended benefits (if any) and any new benefits which he accrued during such period of reemployment shall be treated as a survivor benefit and shall be determined and paid pursuant to the terms of this Article.

      7.7 Single-Sum Payment of Survivor Benefit.

            Notwithstanding anything herein to the contrary, if the Actuarial Equivalent, single-sum value of the survivor benefit payable to the Surviving Spouse is $5,000 or less, the survivor benefit automatically shall be paid in one single-sum, cash-out distribution as soon as practicable after the Participant's date of death.

      7.8 Claims.

            The claims procedures and provisions related to unclaimed benefits set forth in Sections 6.7 and 6.9, respectively, shall apply to any survivor benefits payable under this Article.

                                ARTICLE VIII

              CONTRIBUTIONS AND ADMINISTRATION OF FUNDS


      8.1 Establishment of Trust Fund; Use of Group Annuity Contracts.

            (a) Trust Fund. The Trust Agreement, the terms of which are incorporated herein by reference, shall govern the establishment of the Trust Fund from which the benefits provided by the Plan shall be paid. Except as may be provided in subsection (b) hereof, all Contributions shall be paid over to the Trustee and shall be invested in accordance with the terms of the Plan and the Trust Agreement.

            (b) Use of Group Annuity Contracts. In the discretion of the Administrative Committee, the Plan may use one or more group annuity contracts as a funding vehicle. Such contracts may be held in or separately from the Trust Fund as the Administrative Committee shall determine. In the event of any conflict between the terms of the Plan and those of any group annuity contract, the terms of the Plan shall control.

      8.2 Company Contributions.

            (a) Amount of Contributions. During the continuation of the Plan, each Participating Company shall make contributions to the Trust Fund in such amounts and at such times as may be recommended by the Actuary in accordance with a funding policy established by the Administrative Committee (in consultation with the Controlling Company), which funding policy shall be consistent with the objectives of the Plan and which shall be designed to satisfy the minimum funding standards prescribed under ERISA and to maintain the actuarial soundness of the Plan. The foregoing notwithstanding, in no event shall a Participating Company contribute an amount in excess of the maximum amount that is properly deductible by the Participating Company for federal income tax purposes under the then applicable provisions of the Code.

            (b) Application of Forfeitures. Forfeitures and investment income attributable to Contributions shall be used to reduce the costs of the Plan and shall not be used to increase the benefit of any person hereunder.

            (c) Payment of Contributions. Contributions shall be paid by the Participating Companies (or the Controlling Company on their behalf) to the Trustee on or before the earliest of (i) the date which is 8 1/2 months after the end of the Plan Year for which the Contributions are made, (ii) the date of filing the Controlling Company's consolidated federal income tax return (including extensions thereof) for that year, or (iii) such other date as shall be within the time allowed to permit proper deduction of the amount contributed for federal income tax purposes for the year in which the obligation to make the contribution was incurred.

      8.3 Contingent Nature of Company Contribution.

            Subject to the terms of Section 8.5, each Contribution made by or on behalf of a Participating Company hereby is made expressly contingent on the deductibility thereof for federal income tax purposes for the year with respect to which the Contribution is made. Each Contribution is further contingent upon the maintenance of qualified status by the Plan for the year with respect to which the Contribution is made.

      8.4 Form of Contribution.

            Participating Companies may pay their Contributions to the Trustee in cash or other property (subject to the limitations in Code Section 4975) as the Administrative Committee may determine; provided, in the event the Trust has obligations payable in cash due within 1 year from the date of the Participating Companies' Contributions and in the event the Trust does not have sufficient cash or other liquid assets sufficient to meet such obligations, then at least to the extent of any deficiency, the Participating Companies' Contributions shall be made in cash.

      8.5 Exclusive Benefit; Refund of Contributions.

            No part of the Trust Fund shall be used for or diverted to purposes other than the exclusive benefit of the Participants and their Joint Annuitants and Beneficiaries, subject, however, to the payment of all costs of maintaining and administering the Plan and Trust. Notwithstanding the foregoing, Contributions to the Trust by a Participating Company may be refunded to the Participating Company under the following circumstances and subject to the following limitations:

            (a) Conditions for Refund. Upon a Participating Company's request, a Contribution which is (i) made by a mistake in fact, or (ii) conditioned upon its deductibility under Code Section 404, shall be returned within 1 year after its mistaken payment or the disallowance of the deduction (to the extent disallowed), whichever is applicable, if and to the extent permitted by the Code and other applicable laws and regulations.

            (b) Manner of Refund. If any refund is paid to a Participating Company hereunder, the refund shall be made without interest or other investment gains and shall be reduced by any investment losses attributable to the refundable amount.

      8.6 Participant Contributions.

            No Participant shall be required or permitted to contribute to the Plan.

      8.7 Errors and Omissions in Benefits.

            When an error or omission is discovered in the computation of any benefit payable to a Participant, Joint Annuitant or Beneficiary, the Administrative Committee may direct the Trustee to make equitable adjustments as of the earliest practicable date following the discovery of the error or omission. (See also Section 6.10.)

                                ARTICLE IX

                             ADMINISTRATION

      9.1 Administrative Committee; Appointment and Term of Office.

            (a) Appointment. The Administrative Committee shall consist of not less than one member who shall be appointed by and serve at the pleasure of the Senior Officers.

            (b) Removal; Resignation. The Senior Officers shall have the right to remove any member of the Administrative Committee at any time. A member may resign at any time by written resignation to the Senior Officers. If a vacancy in the Administrative Committee should occur, a successor may be appointed by the Senior Officers.

            (c) Certification. A written certification shall be given to the Trustee by the Board of all members of the Administrative Committee together with a specimen signature of each member. For all purposes hereunder, the Trustee shall be conclusively entitled to rely upon such certification until the Trustee is otherwise notified in writing.

      9.2 Organization of Administrative Committee.

            The Administrative Committee may elect a Chairman and a Secretary. In addition to those powers set forth elsewhere in the Plan, the Administrative Committee may appoint such agents, who need not be members of such Administrative Committee, as it may deem necessary for the effective performance of its duties and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Administrative Committee may deem expedient or appropriate. The compensation of such agents who are not full-time employees of a Participating Company shall be fixed by the Administrative Committee and shall be paid by the Controlling Company (to be divided equitably among the Participating Companies) or from the Trust Fund as determined by the Administrative Committee. The Administrative Committee shall act by majority vote or by resolutions signed by a majority of the Administrative Committee members. Its members shall serve as such without compensation.

      9.3 Powers and Responsibility.

            The Administrative Committee shall fulfill the duties of "administrator" as set forth in ERISA Section 3(16) and shall have complete control of the administration of the Plan hereunder, with all powers necessary to enable it properly to carry out its duties as set forth in the Plan and the Trust Agreement. The Administrative Committee shall have the following duties and responsibilities:

            (a) to construe the Plan and to determine all questions that shall arise thereunder;

            (b) to have all powers elsewhere herein conferred upon it;

            (c) to decide all questions relating to the eligibility of Employees to participate in the benefits of the Plan;

            (d) to determine the benefits of the Plan to which any Participant, Joint Annuitant or Beneficiary may be entitled;

            (e) to maintain and retain records relating to Participants, Joint Annuitants and Beneficiaries;

            (f) to prepare and furnish to Participants all information required under federal law or provisions of the Plan to be furnished to them;

            (g) to prepare and furnish sufficient employee data and the amount of Contributions received from all sources so that the Trustee and/or recordkeeper make required payments of benefits;

            (h) to prepare and file or publish with the Secretary of Labor, the Secretary of the Treasury, their delegates and all other appropriate government officials all reports and other information required under law to be so filed or published;

            (i) to provide directions with respect to methods of benefit payment, and all other matters where called for in the Plan;

            (j) to engage assistants and professional advisers, including but not limited to an Actuary;

            (k) to arrange for fiduciary bonding;

            (l) to provide procedures for determination of claims for benefits; and

            (m) to delegate any recordkeeping or other administerial duties hereunder to any other person or third-party; all as further set forth herein.

      9.4 Records of Administrative Committee.

            (a) Notices and Directions. Any notice, direction, order, request, certification or instruction of the Administrative Committee to the Trustee shall be in writing and shall be signed by a member of the Administrative Committee. The Trustee and every other person shall be entitled to rely conclusively upon any and all such proper notices, directions, orders, requests, certifications and instructions received from the Administrative Committee and reasonably believed to be properly executed, and shall act and be fully protected in acting in accordance with any such directions that are proper.

            (b) Records. All acts and determinations of the Administrative Committee shall be duly recorded by its Secretary or under his supervision, and all such records (including records necessary to demonstrate compliance with the nondiscrimination requirements of the Code), together with such other documents as may be necessary for the administration of the Plan, shall be preserved in the custody of such Secretary.

      9.5 Delegation.

            The Administrative Committee shall have the power to delegate specific fiduciary, administrative and ministerial responsibilities (other than Trustee responsibilities). Such delegations may be to officers or Employees of a Participating Company or to other persons, all of whom shall serve at the pleasure of the Administrative Committee. References in the Plan to the Administrative Committee are deemed to include any person authorized to act on its behalf pursuant to this Section.

      9.6 Reporting and Disclosure.

            The Administrative Committee shall keep all individual and group records relating to Participants, Joint Annuitants and Beneficiaries and all other records necessary for the proper operation of the Plan. The Administrative Committee shall prepare and shall file as required by law or regulation all reports, forms, documents and other items required by ERISA, the Code and every other relevant statute, each as amended, and all regulations promulgated thereunder. This provision shall not be construed as imposing upon the Administrative Committee the responsibility or authority for the preparation, preservation, publication or filing of any document required to be prepared, preserved or filed by the Trustee or by any other Named Fiduciary to whom such responsibilities are delegated by law or by the Plan.

      9.7 Construction of the Plan.

            The Administrative Committee shall have sole and absolute discretion to interpret the provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), to determine the rights and status under the Plan of Participants and other persons, to decide disputes arising under the Plan and to make any determinations and findings with respect to the benefits payable thereunder and the persons entitled thereto as may be required for the purposes of the Plan. All decisions of the Committee as to the facts of the case, as to the interpretation of any provision of the Plan or its application to any case, and as to any other interpretative matter or other determination or question under the Plan shall be final and binding on all parties affected thereby. The Administrative Committee shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person and so as to treat all persons in similar circumstances uniformly. The Administrative Committee shall correct any defect, reconcile any inconsistency or supply any omission with respect to the Plan.

      9.8 Correction of Errors.

            The Administrative Committee shall take such steps as are considered necessary and appropriate to remedy any inequity that results from incorrect information received or communicated in good faith or as the consequence of an administrative error. Such remedial steps may include, but are not limited to, taking any voluntary corrective action under the Internal Revenue Service Employee Plans Compliance Resolution System, any asset management or fiduciary conduct error correction program available through the Internal Revenue Service or the Department of Labor, or any similar correction program available.

      9.9 Assistants and Advisors.

            (a) Engaging Advisors. The Administrative Committee or the Investment Committee shall have the right to hire, at the expense of the Controlling Company (to be divided equitably among the Participating Companies), such professional assistants and consultants as it, in its sole discretion, deems necessary or advisable. To the extent that the costs for such assistants and advisors are not so paid by the Controlling Company, they shall be paid at the direction of the Investment Committee from the Trust Fund as an expense of the Trust Fund.

            (b) Reliance on Advisors. The Administrative Committee and the Participating Companies shall be entitled to rely upon all certificates and reports made by an accountant, attorney or other professional adviser selected pursuant to this Section; the Administrative Committee, the Participating Companies, and the Trustee shall be fully protected in respect to any action taken by them in good faith in reliance upon the advice or opinion of any such accountant, attorney or other professional adviser; and any action so taken shall be conclusive upon each of them and upon all other persons interested in the Plan.

      9.10 Investment Committee.

            (a) Funding Policy. The Investment Committee is the Named Fiduciary to act on behalf of the Controlling Company to establish and carry out a funding policy consistent with the Plan objectives and with the requirements of any applicable law. Such policy shall be in writing and shall have due regard for the liquidity needs of the Trust. Such funding policy shall also state the general investment objectives of the Trust and the philosophy upon which maintenance of the Plan is based.

            (b) Appointment. The Board shall determine the membership of the Investment Committee, and the members shall serve at the pleasure of the Board or until their resignation.

            (c) Duties. The Investment Committee also shall carry out the Controlling Company's responsibility and authority:

                  (1) to appoint one or more persons to serve as investment manager with respect to all or part of the Plan assets, including assets maintained under separate accounts of an insurance company;

                  (2) to allocate the responsibility and authority being carried out by the Investment Committee among the members of the Committee;

                  (3) to take any action appropriate to ensure that the Plan assets are invested for the exclusive purpose of providing benefits to Participants and their Joint Annuitants and Beneficiaries in accordance with the Plan and defraying reasonable expenses of administering the Plan, subject to the requirements of any applicable law;

                  (4) to employ one or more persons to render advice with respect to any responsibility or authority being carried out by the Investment Committee. To the extent that the costs for such assistants and advisors are not paid by the Controlling Company, they shall be paid at the direction of the Investment Committee from the Trust Fund as an expense of the Trust Fund;

                  (5) to designate from time to time the Trustee; and

                  (6) to create an expense policy and to approve all expenses to be charged to the Plan.

      9.11 Direction of Trustee.

            The Investment Committee shall have the power to provide the Trustee with general investment policy guidelines and directions to assist the Trustee respecting investments made in compliance with, and pursuant to, the terms of the Plan.

      9.12 Bonding.

            The Administrative Committee shall arrange for fiduciary bonding as is required by law, but no bonding in excess of the amount required by law shall be required by the Plan.

      9.13 Indemnification.

            Each of the Administrative Committee and the Investment Committee and each member of those Committees shall be indemnified by the Participating Companies against judgment amounts, settlement amounts (other than amounts paid in settlement to which the Participating Companies do not consent) and expenses, reasonably incurred by the Committee or him in connection with any action to which the Committee or he may be a party (by reason of his service as a member of a Committee) except in relation to matters as to which the Committee or he shall be adjudged in such action to be personally guilty of gross negligence or willful misconduct in the performance of its or his duties. The foregoing right to indemnification shall be in addition to such other rights as such Committee or each Committee member may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which such Committee or each Committee member may be entitled pursuant to the by-laws of the Controlling Company.

                                 ARTICLE X

             ALLOCATION OF AUTHORITY AND RESPONSIBILITIES

      10.1 Controlling Company and Board.

            (a) General Responsibilities. The Controlling Company, as Plan sponsor, and the Board each shall serve as a Named Fiduciary having the following authority and responsibilities:

                  (1) to appoint the Investment Committee and to monitor its performance;

                  (2) to communicate such information to the Trustee, the Administrative Committee and the Investment Committee as each needs for the proper performance of its duties;

                  (3) to provide channels and mechanisms through which the Administrative Committee and/or the Trustee can communicate with Participants, Joint Annuitants and Beneficiaries; and

                  (4) to amend or terminate the Plan.

In addition, the Controlling Company shall perform such duties as are imposed by law or by regulation and shall serve as plan administrator in the absence of an appointed Administrative Committee.

            (b) Allocation of Authority. In the event any of the areas of authority and responsibilities of the Controlling Company and the Board overlap with that of any other Plan fiduciary, the Controlling Company and the Board shall coordinate with such other fiduciaries the execution of such authority and responsibilities; provided, the decision of the Controlling Company and the Board with respect to such authority and responsibilities ultimately shall be controlling.

            (c) Authority of Participating Companies. Notwithstanding anything herein to the contrary, and in addition to the authority and responsibilities specifically given to the Participating Companies in the Plan, the Controlling Company, in its sole discretion, may grant the Participating Companies such authority and charge them with such responsibilities as the Controlling Company deems appropriate.

      10.2 Administrative Committee.

            The Administrative Committee shall have the authority and responsibilities imposed by Article IX. With respect to said authority and responsibilities, the Administrative Committee shall be a Named Fiduciary, and as such, shall have no authority or responsibilities other than as granted in the Plan or as imposed as a matter of law.

      10.3 Investment Committee.

            The Investment Committee, if any is appointed, shall be a Named Fiduciary with respect to its authority and responsibilities, as imposed by
Article IX. The Investment Committee shall have no authority or responsibilities other than those granted in the Plan and the Trust.

      10.4 Trustee.

            The Trustee shall be a fiduciary with respect to investment of Trust Fund assets and shall have the powers and duties set forth in the Trust Agreement.

      10.5 Limitations on Obligations of Fiduciaries.

            No fiduciary shall have authority or responsibility to deal with matters other than as delegated to it under the Plan, under the Trust Agreement or by operation of law. A fiduciary shall not in any event be liable for breach of fiduciary responsibility or obligation by another fiduciary (including Named Fiduciaries) if the responsibility or authority for the act or omission deemed to be a breach was not within the scope of such fiduciary's authority or delegated responsibility.

      10.6 Delegation.

            Named Fiduciaries shall have the power to delegate specific fiduciary responsibilities (other than Trustee responsibilities). Such delegations may be to officers or employees of a Participating Company or to other persons, all of whom shall serve at the pleasure of the Named Fiduciary making such delegation and, if full-time employees of a Participating Company, without compensation. Any such person may resign by delivering a written resignation to the delegating Named Fiduciary. Vacancies created by any reason may be filled by the appropriate Named Fiduciary or the assigned responsibilities may be reabsorbed or redelegated by the Named Fiduciary.

      10.7 Multiple Fiduciary Roles.

            Any person may hold more than one position of fiduciary responsibility and shall be liable for each such responsibility separately.

                                ARTICLE XI

                 AMENDMENT, TERMINATION AND ADOPTION

      11.1 Authority to Amend or Terminate.

            The Controlling Company reserves the unilateral right to amend or modify the Plan for any reason at any time. Any amendment may be made by the Board or Senior Officers; provided, any amendment that is reasonably expected to increase the cost of the Plan may be made only by the Board. The Plan may be terminated at any time by the Board. For termination of the Plan by a Participating Company as to itself (rather than the termination of the entire
Plan) refer to Section 11.4(e).

      11.2 Termination.

            (a) Complete Termination. If the Plan is terminated by the Controlling Company or Contributions to the Plan are completely discontinued, the Accrued Benefits of all Participants or other successors in interest as of such date shall become 100% vested and nonforfeitable. Upon termination of the Plan, the Administrative Committee, in its sole discretion, shall instruct the Trustee either (i) to continue to manage and administer the assets of the Trust for the benefit of the Participants and their Joint Annuitants and Beneficiaries pursuant to the terms and provisions of the Trust Agreement, or (ii) to pay over to each Participant, Joint Annuitant or Beneficiary the value of his benefit under the Plan and to thereupon dissolve the Trust, all as provided in Section 11.3.

            (b) Partial Termination. In the event of a partial termination of the Plan [as described in Code Section 411(d)(3)], the Accrued Benefit of each affected Participant shall become 100% vested and nonforfeitable to the extent funded.

      11.3 Dissolution Upon Complete Termination.

            (a) Satisfaction of Reporting Requirements. If the Administrative Committee shall decide to dissolve the Trust after the Plan's termination, the Administrative Committee shall wind up the affairs of the Plan and file all requests for determinations, notices of intent to terminate and terminal reports as may be required by the PBGC, the Code and ERISA, and regulations promulgated thereunder. No funds shall be distributed from the Plan until PBGC approval of the termination has been (or is deemed to have been) received.

            (b) Satisfaction of Benefit Liabilities. If the Plan shall be terminated in full and the Administrative Committee shall decide to close out the Trust as provided in Section 11.2(a)(ii), the Administrative Committee shall direct the Trustee to allocate the assets of the Plan first to satisfy the permissible expenses of the Plan and then among Participants, Joint Annuitants and Beneficiaries in an amount necessary to fund all benefit liabilities as required by law; provided, if the assets of the Trust Fund are not sufficient to satisfy all such liabilities, the Trustee shall allocate the assets in accordance with ERISA Section 4044.

            (c) Liquidation of Assets. The Administrative Committee then shall arrange for the Trustee to liquidate the assets held in the Trust Fund (to the extent the Trust Fund is not invested in annuity contracts which can be distributed in kind) and shall secure from the Trustee a statement of the liquidated value of such assets. The Administrative Committee shall direct the Trustee to purchase from an insurance company an annuity contract or contracts to provide the benefits to which each Participant, Joint Annuitant or Beneficiary is entitled or, at the distributees' elections, to pay a single-sum amount to each Participant, Joint Annuitant or Beneficiary, such single-sum amount to be the Actuarial Equivalent of the benefit to which such person is entitled (even if the value of the Accrued Benefit exceeds $5,000, as long as a Qualified Retirement Election is obtained). The Trustee shall distribute the assets in accordance with the directions of the Administrative Committee.

            (d) Allocation of Excess Assets. Notwithstanding anything herein to the contrary, after satisfaction of all Plan expenses and benefit liabilities in accordance with subsection (b) hereof, any remaining assets of the Plan shall be paid to the Controlling Company.

            (e) Direct Rollover Distributions. If benefits are distributed hereunder in the form of a single-sum distribution, the provisions of Section 6.2(e) shall apply to any distributions made to individuals who are eligible to elect a direct rollover distribution.

      11.4 Adoption of the Plan by a Participating Company.

            (a) Procedures for Participation. As of the Effective Date, the Controlling Company and the other Affiliates listed in Schedule A hereto shall be Participating Companies in the Plan. Any other Affiliate may become a Participating Company and commence participation in the Plan subject to the provisions of this subsection (a). In order for an Affiliate to become a Participating Company, the Chief Executive Officer must designate such company as a Participating Company and specify the effective date of such designation. The name of any Affiliate which shall commence participation in the Plan, along with the effective date of its participation, may be recorded in the records of the Administrative Committee or in Schedule A hereto which may be appropriately modified each time a Participating Company is added or deleted. To adopt the Plan as a Participating Company, the board of directors or other managing body of the company must approve a resolution expressly adopting the Plan for the benefit of its eligible Employees and accepting designation as a Participating Company, subject to all of the provisions of this Plan and of the Trust. The resolution shall specify the date as of which the designation as a Participating Company shall be effective. A copy of the resolution (certified if requested) of the board of directors of the adopting Participating Company shall be provided to the Administrative Committee. Upon adoption of the Plan by a Participating Company as herein provided, the Employees of such company shall be eligible to participate in the Plan subject to the terms hereof and of the action of the Chief Executive Officer designating the adopting company as such.

            (b) Single Plan. The Plan, as adopted by all Participating Companies, shall be considered a single plan for purposes of Treasury Regulation
Section 1.414(l)-1(b)(1). All assets contributed to the Plan by the Participating Companies shall be held together in a single fund and shall be available to pay benefits to all Participants, Joint Annuitants and Beneficiaries. Nothing contained herein shall be construed to prohibit the separate accounting of assets contributed by the Participating Companies for purposes of cost allocation, contributions, forfeitures and other purposes, pursuant to the terms of the Plan and as directed by the Investment Committee.

            (c) Authority under Plan. As long as a Participating Company's designation as such remains in effect, such Participating Company shall be bound by, and subject to, all provisions of the Plan and the Trust. The exclusive authority to amend the Plan and the Trust shall be vested in the Senior Officers and the Board, and no other Participating Company shall have any right to amend the Plan or the Trust. Any amendment to the Plan or the Trust adopted by the Senior Officers or the Board shall be binding upon every Participating Company without further action by such Participating Company.

            (d) Contributions to Plan. A Participating Company shall be required to make Contributions to the Plan at such times and in such amounts as specified in Article VIII. The Contributions made (or to be made) to the Plan by the Participating Companies shall be allocated between and among such companies in whatever equitable manner or amounts as the Investment Committee shall determine [see also Section 8.2(c)].

            (e) Withdrawal from Plan. The Chief Executive Officer may terminate the designation of a Participating Company, effective as of any date. A Participating Company may withdraw from participation in the Plan, with the approval of the Chief Executive Officer, by action of its board of directors; provided, such action is communicated in writing to the Chief Executive Officer. The withdrawal of a Participating Company shall be effective as of the last day of the Plan Year in which the notice of withdrawal is received by the Chief Executive Officer (unless the Controlling Company or the Chief Executive Officer consents to a different effective date). Any such Participating Company which ceases to be a Participating Company shall be liable for all costs and liabilities (whether imposed under the terms of the Plan, the Code or ERISA) accrued, with respect to its Employees, through the effective date of its withdrawal or termination. The withdrawing or terminating Participating Company shall have no right to direct that assets of the Plan be transferred to a successor plan for its Employees unless such transfer is approved by the Controlling Company or Chief Executive Officer in its sole discretion.

      11.5 Restriction of Certain Benefits.

            In the event of termination of the Plan, the benefit of any Highly Compensated Employee (whether active or former) shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4). Benefits distributed to each of the 25 most highly compensated active and former Highly Compensated Employees shall be restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of such Highly Compensated Employee under a Life Annuity that is the actuarial equivalent of the sum of such Highly Compensated Employee's Accrued Benefit and such other benefits under the Plan as are required by applicable law or regulation to be included. The preceding sentence shall not apply if: (i) after payment of the benefit to a Highly Compensated Employee described in the preceding sentence, the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Code Section 412(1)(7), (ii) the value of the benefits for a Highly Compensated Employee described above is less than 1% of the value of current liabilities before distribution,


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

or (iii) the value of the benefits for a Highly Compensated Employee described above is equal to or lesser than the amount described in Code Section 411(a)(11)(A). For purposes of this Section, a Highly Compensated Employee's "benefit" under the Plan includes loans in excess of the amount set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Highly Compensated Employee, and any death benefits not provided for by insurance on such Highly Compensated Employee's life.

      11.6 Merger, Consolidation and Transfer of Assets or Liabilities.

            In the event of any merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan, each Participant and Beneficiary shall have a plan benefit in the surviving or transferee plan (determined as if such plan were then terminated immediately after such merger, consolidation or transfer of assets or liabilities) that is equal to or greater than the benefit he would have been entitled to receive under the Plan immediately before such merger, consolidation or transfer of assets or liabilities, if the Plan had terminated at that time. Notwithstanding anything herein to the contrary, in the event of any merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan, plan assets shall be allocated in accordance with Code Section 414(l) and the regulations promulgated thereunder. Notwithstanding anything herein to the contrary, the transfer to the Plan of any liabilities or benefits from any prior plan (including, but not limited to, those transferred benefits explicitly described herein) is expressly contingent upon the transfer of assets from such prior plan sufficient to fund such liabilities or benefits.

                                ARTICLE XII

                CODE SECTION 415 LIMITATIONS ON BENEFITS

      12.1 Code Section 415 Limitations on Benefit Attributable to Employer Contributions.

            (a) Basic Limitation on Benefit. Notwithstanding anything herein to the contrary and except as provided in subsection (b) hereof, the annual benefit payable to a Participant under the Plan and any other Defined Benefit Plans maintained by an Affiliate, to the extent attributable to employer Contributions, shall not exceed the lesser of:

                  (1) the Defined Benefit Dollar Limitation; or

                  (2) 100% of the Participant's average Compensation for the 3 consecutive calendar years (or actual number of years, if less than 3) during which the Participant actively participated in the Plan or other Defined Benefit Plans and had the greatest aggregate Compensation.

            (b) Exception. The limitations under subsection (a) shall not apply if the Participant's annual benefit attributable to employer Contributions under the Plan or any other Defined Benefit Plans maintained by an Affiliate does not in the aggregate exceed $10,000 and the Participant has not at any time participated in any Defined Contribution Plans maintained by an Affiliate.

            (c) Adjustments to Basic Limitation.

                  (1) Adjustment for Early Retirement. If a Participant's benefit under the Plan commences before the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be adjusted (in the manner prescribed by the Secretary of the Treasury) so that it is the Actuarial Equivalent (based on an interest rate of 5% and the Applicable Mortality Table) of an annual benefit equal to the Defined Benefit Dollar Limitation commencing at the Social Security Retirement Age.

                  (2) Adjustment for Deferred Retirement. If a Participant's benefit under the Plan commences after the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be adjusted (in the manner prescribed by the Secretary of the Treasury) so that it is the Actuarial Equivalent (based on an annual interest rate equal to the lesser of 5% and the Applicable Interest Rate and the Applicable Mortality Table) of a benefit equal to the Defined Benefit Dollar Limitation commencing at the Social Security Retirement Age.

                  (3) Adjustment for Less Than 10 Years of Participation. If a Participant has completed less than 10 years of participation in the Plan, the Defined Benefit Dollar Limitation shall be adjusted by multiplying it by a fraction, the numerator of which is the Participant's number of years (or part thereof) of participation in the Plan and the denominator of which is 10; provided, such adjustment shall in no event reduce the Defined Benefit Dollar Limitation to an amount which is less than 1/10 of the Defined Benefit Dollar Limitation [as determined without regard to this subsection (c)(3)].

                  (4) Adjustment for Less Than 10 Years of Service. If a Participant has completed less than 10 Years of Service, the limitation referred to in subsection (a)(2) hereof and the exception described in subsection (b) hereof shall be adjusted by multiplying the amounts described in such limitation and exception by a fraction, the numerator of which is the Participant's number of Years of Service (or part thereof) and the denominator of which is 10; provided, such adjustments shall in no event reduce the limitation or exception amount to a figure which is less than 1/10 of such limitation or exception amount [as determined without regard to this subsection (c)(4)].

                  (5) Adjustment for Form of Benefit. The annual benefit limitation set forth in subsection (a) hereof applies to benefits payable in the form of a Life Annuity (if the Participant is unmarried) or a Qualified Joint and Survivor Annuity (if the Participant is married), an Actuarially Equivalent adjustment shall be made if benefits are paid in a single sum, and an actuarial adjustment (assuming an interest rate of 5%) shall be made if benefits are paid under any other form.

      12.2 Compliance with Code Section 415.

            The limitations in this Article are intended to comply with the provisions of Code Section 415 so that the maximum benefits permitted under the Defined Benefit Plans maintained by the Affiliates shall be exactly equal to the maximum amounts allowed under Code Section 415 and the regulations promulgated thereunder. If there is any discrepancy between the provisions of this Article and the provisions of Code Section 415 and the regulations promulgated thereunder, such discrepancy shall be resolved in such a way as to give full effect to the provisions of the Code. Notwithstanding the foregoing, the amendments to Code Section 415 made by the Economic Growth and Tax Relief Reconciliation Act of 2001 shall be given effect only with regard to Participants who complete at least one Hour of Service on or after January 1, 2002.


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

                                ARTICLE XIII

                          TOP-HEAVY PROVISIONS

      13.1 Top-Heavy Plan Years.

            The provisions set forth in this Article shall become effective for any Plan Years with respect to which the Plan is determined to be a Top-Heavy Plan and shall supersede any other provisions of the Plan which are inconsistent with these provisions; provided, if the Plan is determined not to be a Top-Heavy Plan in any Plan Year subsequent to a Plan Year in which the Plan was a Top-Heavy Plan, the provisions of this Article shall not apply with respect to such subsequent Plan Year; and, provided further, to the extent that any of the requirements of this Article shall no longer be required under Code Section 416 or any other section of the Code, such requirements shall be of no force or effect.

      13.2 Determination of Top-Heavy Status.

            (a) Application. The Plan will be considered a Top-Heavy Plan for a Plan Year if either:

                  (1) the Plan is not part of a Required Aggregation Group or a Permissive Aggregation Group and, as of the Determination Date of such Plan Year, the present value of the cumulative Accrued Benefits of the Participants who are Key Employees under the Plan exceeds 60% of the present value of the cumulative Accrued Benefits of all Participants; or

                  (2) the Plan is part of a Required Aggregation Group which, as of the Determination Date of such Plan Year, is a Top-Heavy Group;

provided, the Plan shall not be considered a Top-Heavy Plan for a Plan Year under subsection (a)(2) hereof if the Plan also is part of a Permissive Aggregation Group which is not a Top-Heavy Group for such Plan Year.

            (b) Special Definitions.

                  (1) Determination Date. The term "Determination Date" shall mean (i) in the case of the Plan Year that includes the Effective Date of the Plan, the last day of such Plan Year, (ii) with respect to any other Plan Year of the Plan, the last day of the immediately preceding Plan Year and (iii) for any plan year of each other qualified plan maintained by a Participating Company or Affiliate which is part of a Required or Permissive Aggregation Group, the date determined under (i) or (ii) above as if the term "Plan Year" means the plan year for each such other qualified plan.

                  (2) Key Employee. The term "Key Employee" shall mean an Employee defined in Code Section 416(i) and the regulations promulgated thereunder. Generally, Key Employee shall mean an Employee, former Employee or deceased

      Employee (and the beneficiaries of any such Employee) who, at any time during the Plan Year or the 4 previous Plan Years, was either:

                  (A) an officer of an Affiliate having a combined annual Compensation from all Affiliates greater than 50% of the Defined Benefit Dollar Limitation for any such Plan Year; provided, no less than 1 nor more than 50 individuals shall be treated as officers of an Affiliate;

                  (B) one of the 10 individuals owning [or considered as owning under Code Section 318, as modified by Code Section 416(i)(1)(B)(iii)] the largest percentage ownership interests in value in the Affiliates (as more fully described in Treasury Regulation Section 1.416-1, T-19 and T-20) and having a combined annual Compensation from all Affiliates of more than the limitation in effect under Code Section 415(c)(1)(A);

                  (C) a 5% owner [or constructive owner within the meaning of Code Section 318, as modified by Code Section 416(i)(1)(B)(iii)] of an Affiliate; or

                  (D) a 1% owner (or constructive owner within the meaning of Code Section 318, as modified by Code Section 416(i)(1)(B)(iii) and the regulations promulgated thereunder) of an Affiliate having a combined annual Compensation from all Affiliates of more than $150,000.

For purposes of subsection (b)(2)(B) hereof, if 2 individuals have the same percentage ownership interest in an Affiliate, the individual having greater combined annual Compensation from all Affiliates shall be treated as having the larger interest. In determining percentage ownership hereunder, employers that otherwise would be aggregated under Code Sections 414(b), (c) and (m) shall be treated as separate employers.

            (3) Non-Key Employee. The term "Non-Key Employee" shall mean any Employee who is not a Key Employee. For purposes hereof, former Key Employees shall be treated as Non-Key Employees.

            (4) Permissive Aggregation Group. The term "Permissive Aggregation Group" shall mean a Required Aggregation Group and any other qualified plan or plans maintained or contributed to by an Affiliate which, when considered with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

            (5) Required Aggregation Group. The term "Required Aggregation Group" shall mean a group of plans of the Affiliates consisting of (i) each plan which, for such Plan Year or any of the 4 preceding Plan Years, qualifies under Code Section 401(a) and in which a Key Employee is a participant, and (ii) each other plan which, during this 5-year period, qualifies under Code Section 401(a) and which enables any plan described in clause (i) hereof to satisfy the requirements of Code Sections 401(a)(4) or 410.

                  (6) Top-Heavy Group. The term "Top-Heavy Group" shall mean a Required or Permissive Aggregation Group with respect to which the sum (determined as of a Determination Date) of (i) the present value of the cumulative accrued benefits for Key Employees under all Defined Benefit Plans included in such group, and (ii) the aggregate of the accounts of Key Employees under all Defined Contribution Plans included in such group, exceeds 60% of a similar sum determined for all Employees.

            (c) Special Rules. The following rules shall apply in determining whether the Plan is a Top-Heavy Plan under subsection (a)(1) or (a)(2) hereof:

                  (1) the value of any account balance under any Defined Contribution Plan and the value of any accrued benefit under any Defined Benefit Plan shall be determined as of the most recent valuation date that falls within, or ends with, the 12- month period ending on the Determination Date or, if plans are aggregated, the Determination Dates that fall within the same calendar year;

                  (2) the value of any account under any Defined Contribution Plan included in a Required Aggregation Group or Permissive Aggregation Group for any Determination Date shall include an adjustment for contributions due to the plan as of the Determination Date, as provided in Treasury Regulation Section 1.416-1, T-24;

                  (3) the value of any account balance under any Defined Contribution Plan and the present value of any accrued benefit under any Defined Benefit Plan as of any Determination Date shall be increased by the aggregate distributions made under the plan (including distributions under a terminated plan which, if it had not been terminated, would have been included in a Required Aggregation Group) during the 5-year period ending on the Determination Date;

                  (4) accrued benefits and accounts of the following individuals shall not be taken into account for a Plan Year: (A) any Non-Key Employee who, in a prior Plan Year, was a Key Employee or (B) effective for plan years beginning after December 31, 1984, any employee who had not performed any services for an Affiliate at any time during the 5-year period ending on the Determination Date for such Plan Year;

                  (5) the value of any account balance shall not include deductible employee contributions, as described in Code Section 72(o)(5)(A);

                  (6) the extent to which rollovers and plan to plan transfers are taken into account in determining the value of any account balance or accrued benefit shall be determined in accordance with Code Section 416 and the regulations thereunder;

                  (7) effective for plan years beginning after December 31, 1986, each Non-Key Employee's accrued benefit under the Plan and any other Defined Benefit Plans shall be determined (A) under the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate set forth under Code Section 411(b)(1)(C); and

                  (8) the present value of the accrued benefit of each Non-Key Employee under the Plan and any other Defined Benefits Plans shall be determined using an annual interest rate of 8% and the 1983 Group Annuity Mortality Table.

      13.3 Top-Heavy Minimum Benefit.

            (a) General Rule. For any Plan Year in which the Plan is a Top-Heavy Plan, the benefit accrued for any active Participant who is a Non-Key Employee and who completes at least 1,000 Hours of Service during such Plan Year shall not be less than the Defined Benefit Minimum.

            (b) Participation in Defined Contribution Plan. In the event that a Non-Key Employee described in subsection (a) hereof participates in both the Plan and one or more Defined Contribution Plans maintained by an Affiliate, the minimum benefit level set forth in subsection (a) hereof shall be satisfied if the Non-Key Employee receives an aggregate annual benefit under the Defined Benefit Plan and Defined Contribution Plans which is not less than the Defined Benefit Minimum. For purposes of this subsection (b), (A) qualified nonelective contributions made by the controlling company in order to satisfy the anti-discrimination tests of Code Sections 401(k) or 401(m) may be treated as company contributions, (B) matching contributions may be treated as company contributions and may be taken into account for satisfying the minimum contribution requirement for Non-Key Employees, but only if such matching contributions are not treated as matching contributions for purposes of the ADP tests or Code Section 401(m) and instead satisfy the requirements of Code
Section 401(a)(4) as company contributions, and (C) before-tax contributions shall not be taken into account for satisfying the minimum contribution requirement for Non-Key Employees.

            (c) Defined Benefit Minimum. For purposes hereof, the term "Defined Benefit Minimum" shall mean a minimum level of accrued benefit derived from employer Contributions with respect to a Plan Year for each Participant who is a Non-Key Employee, such level, when expressed as an annual retirement benefit, being not less than the product of (1) and (2) as follows:

                  (1) the Non-Key Employee's average Compensation for the period of consecutive years (not exceeding five) when such Non-Key Employee had the highest aggregate Compensation from all Affiliates; multiplied by

                  (2) the lesser of (A) 2% times such Non-Key Employee's number of Years of Service or (B) 20%.

For purposes hereof, a Year of Service shall not be taken into account if the Plan was not a Top-Heavy Plan for the Plan Year ending during such Year of Service or if such Year of Service was completed in a Plan Year beginning before January 1, 1984. Compensation in years for which a Participant fails to earn a Year of Service and Compensation in years after the close of the last Plan Year in which the Plan is a Top-Heavy Plan shall be disregarded.

      13.4 Top-Heavy Minimum Vesting.

            For any Plan Year in which the Plan is determined to be a Top-Heavy Plan, the vesting schedule set forth in this Section shall be substituted in lieu of the schedule in Section 4.1.

          Years of Service                    Vested Percentage of Participant's
      Completed by Participant                         Accrued Benefit
      ------------------------                ----------------------------------
      Less than 3 Years                                      0%
      3 Years or more                                      100%

In the event the Plan ceases to be a Top-Heavy Plan, the vesting schedule set forth in this Section shall continue to apply only to the portion of each Participant's Accrued Benefit as existed on the last day of the Top-Heavy Plan Year; provided, any Participant who had at least 3 Years of Service shall have his vested percentage determined under the schedule set forth in this Section.

      13.5 Collectively Bargained Employees.

            Notwithstanding the foregoing, Sections 13.3 and 13.4 shall not apply with respect to any Employee included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and one or more Participating Companies if there is evidence that retirement benefits were the subject of good faith bargaining between such Employee representatives and such Participating Companies.

      13.6 Construction of Limitations and Requirements.

            The descriptions of the limitations and requirements set forth in this Article are intended to serve as statements of the minimum legal requirements necessary for the Plan to remain qualified under the applicable terms of the Code. The Participating Companies do not desire or intend, and the terms of this Article shall not be construed, to impose any more restrictions on the operation of the Plan than required by law. Therefore, the terms of this Article and any related terms and definitions in the Plan shall be interpreted and operated in a manner which imposes the least restrictions on the Plan. For example, if use of a more liberal definition of "Compensation" is permissible at any time under the law, then the more liberal provisions may be applied as if such provisions were included in the Plan.

                                ARTICLE XIV

                              MISCELLANEOUS

      14.1 Nonalienation of Benefits and Spendthrift Clause.

            (a) General Nonalienation Requirements. Except to the extent permitted by law and as provided in subsection (b) or (c) hereof, none of the Accrued Benefits, payments, proceeds or distributions under the Plan shall be subject to the claim of any creditor of a Participant, Joint Annuitant or Beneficiary or to any legal process by any creditor of such Participant, Joint Annuitant or Beneficiary; and neither such Participant, Joint Annuitant nor Beneficiary shall have any right to alienate, commute, anticipate or assign any of the Accrued Benefits, payments, proceeds or distributions under the Plan except to the extent expressly provided herein.

            (b) Exception for Qualified Domestic Relations Orders.

                  (1) The nonalienation requirements of subsection (a) hereof shall apply to the creation, assignment or recognition of a right to any benefit, payable with respect to a Participant pursuant to a domestic relations order, unless such order is (i) determined to be a qualified domestic relations order, as defined in Code Section 414(p), entered on or after January 1, 1985, or (ii) any domestic relations order, as defined in Code Section 414(p), entered before January 1, 1985, pursuant to which a transferor plan was paying benefits on January 1, 1985. The Administrative Committee shall establish reasonable written procedures to determine the qualified status of a domestic relations order. Further, to the extent provided under a qualified domestic relations order, a former spouse of a Participant shall be treated as the Spouse or Surviving Spouse for all purposes under the Plan.

                  (2) The Administrative Committee shall establish reasonable procedures to administer distributions under qualified domestic relations orders which are submitted to it. The Administrative Committee, to the extent provided in a qualified domestic relations order, shall direct the Trustee to pay, in a single-sum payment, the full amount of the benefit payable to any alternate payee under a qualified domestic relations order. Such cash-out payment shall be made as soon as practicable after the end of the month within which the Administrative Committee determines that a domestic relations order is a qualified domestic relations order, or if later, when the terms of the qualified domestic relations order permit such a distribution. (See also Section 6.5.) If the terms of a qualified domestic relations order do not permit an immediate cash-out payment, the benefits shall be paid to the alternate payee in accordance with the terms of such order and the applicable terms of the Plan.

            (c) Exception for Crimes against the Plan. The nonalienation requirements of subsection (a) hereof shall not apply to any offset of a Participant's Accrued Benefits, payments, proceeds or distributions under the Plan against an amount that the Participant is ordered or required to pay to the Plan if:

            (1) the order or requirement to pay arises, on or after August 5, 1997, (i) under a judgment of conviction for a crime involving the Plan; (ii) under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA; or (iii) pursuant to a settlement agreement between the Secretary of Labor and the Participant, or a settlement agreement between the PBGC and the Participant, in connection with a violation (or alleged violation) of part 4 of such subtitle by a fiduciary or any other person;

            (2) the judgment, order, decree, or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's benefits provided under the Plan; and

            (3) in a case in which the Participant has a Spouse at the time at which the offset is to be made:

                  (A) either such Spouse has consented in writing to such offset and such consent is witnessed by a notary public or Plan representative [or it is established to the satisfaction of a Plan representative that such consent may not be obtained by reason of circumstances described in Code Section 417(a)(2)(B)], or an election to waive the right of the Spouse to either a Qualified Joint and Survivor Annuity or a 50% survivor annuity is in effect in accordance with the requirements of Code Section 417(a);

                  (B) such Spouse is ordered or required in such judgment, order, decree, or settlement to pay an amount to the Plan in connection with a violation of part 4 of subtitle B of title I of ERISA; or

                  (C) in such judgment, order, decree, or settlement, such Spouse retains the right to receive the survivor annuity under a qualified joint and survivor annuity provided pursuant to Code Section 401(a)(11)(A)(i) and under a qualified preretirement survivor annuity provided pursuant to Code Section 401(a)(11)(A)(ii). The survivor annuity described herein shall be determined as if: (i) the Participant terminated employment on the date of the offset; (ii) there was no offset; (iii) the Plan permitted commencement of benefits only on or after Normal Retirement Age; (iv) the Plan provided only the "minimum-required qualified joint and survivor annuity"; and (v) the amount of the 50% survivor annuity under the Plan is equal to the amount of the survivor annuity payable under the "minimum-required qualified joint and survivor annuity."

For purposes of this subsection (c)(3), the term "minimum-required qualified joint and survivor annuity" means the qualified joint and survivor annuity which is the actuarial equivalent of the Participant's Accrued Benefit [within the meaning of Code Section 411(a)(7)] and under which the survivor annuity is 50% of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse.

      14.2 Headings.

            The headings and subheadings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

      14.3 Construction, Controlling Law.

            In the construction of the Plan, the masculine shall include the feminine and the feminine the masculine, and the singular shall include the plural and the plural the singular, in all cases where such meanings would be appropriate. Unless otherwise specified, any reference to a section shall be interpreted as a reference to a section of the Plan. The Plan shall be governed and interpreted in accordance with ERISA. Further, the Plan shall be construed, administered and enforced in accordance with the laws of the State of Georgia to the extent not preempted by ERISA.

      14.4 No Contract of Employment.

            Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant, Employee or any person whomsoever the right to be retained in the service of any Affiliate, and all Participants and other Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

      14.5 Legally Incompetent.

            The Administrative Committee may in its discretion direct that payment be made directly to an incompetent or disabled person, whether incompetent or disabled because of minority or mental or physical disability, or to the guardian of such person or to the person having legal custody of such person, without further liability with respect to or in the amount of such payment either on the part of any Participating Company or the Administrative Committee.

      14.6 Heirs, Assigns and Personal Representatives.

            The Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant, Joint Annuitant and Beneficiary, present and future.

      14.7 Title to Assets, Benefits Supported Only By Trust Fund.

            No Participant, Joint Annuitant or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under the Plan, and then only to the extent of the benefits payable under the Plan to such Participant, Joint Annuitant or Beneficiary out of the assets of the Trust Fund. Any person having any claim under the Plan shall look solely to the assets of the Trust Fund for satisfaction. The foregoing sentence notwithstanding, each Participating Company shall indemnify and save any of its officers, members of its board of directors or agents, and each of them, harmless from any and all claims, loss, damages, expense and liability arising from their responsibilities in connection with the Plan and from acts, omissions and conduct in their official capacity, except to the extent that such effects and consequences shall result from their own willful misconduct or gross negligence.

      14.8 Legal Action.

            In any action or proceeding involving the assets held with respect to the Plan or Trust Fund or the administration thereof, the Participating Companies, the Administrative Committee and the Trustee shall be the only necessary parties and no Participants, Employees, or former Employees of the Company, their Joint Annuitants and Beneficiaries or any other person having or claiming to have an interest in the Plan shall be entitled to any notice of process, provided that such notice as is required by the Internal Revenue Service and the Department of Labor to be given in connection with Plan amendments, termination, curtailment or other activity shall be given in the manner and form and at the time so required. Any final judgment which is not appealed or appealable that may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto, the Administrative Committee and all persons having or claiming to have an interest in the Plan.

      14.9 No Discrimination.

            The Controlling Company, through the Administrative Committee, shall administer the Plan in a uniform and consistent manner with respect to all Participants, Joint Annuitants and Beneficiaries and shall not permit impermissible discrimination in favor of Highly Compensated Employees.

      14.10 Severability.

            If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

      14.11 Exclusive Benefit; Refund of Contributions.

            No part of the Trust Fund shall be used for or diverted to purposes other than the exclusive benefit of the Participants, Joint Annuitants and Beneficiaries, subject, however, to the payment of all costs of maintaining and administering the Plan and Trust. Notwithstanding the foregoing, if and to the extent permitted by the Code and other applicable laws and regulations promulgated thereunder, upon the Participating Company's request, a Contribution which is (i) made by a mistake in fact, (ii) conditioned upon initial qualification of the Plan with the Plan receiving an adverse determination even though the application for determination is submitted to the Internal Revenue Service for review within the remedial amendment period as defined in Treasury Regulation Section 1.401(b)-1 with respect to the Plan, or (iii) conditioned upon the deductibility of the Contribution under Code Section 404, shall be returned to the Participating

Company making the Contribution within 1 year after the payment of the Contribution or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

      14.12 Predecessor Service.

            In the event a Participating Company maintains the Plan as successor to a predecessor employer who maintained the Plan, service for the predecessor employer shall be treated as service for the Participating Company.

      14.13 Plan Expenses.

            As permitted under the Code and ERISA, expenses incurred with respect to administering the Plan and Trust shall, as directed by the Investment Committee, be paid by the Trustee from the Trust Fund to the extent such costs are not paid by the Participating Companies or to the extent the Controlling Company requests that the Trustee reimburse it or any other Participating Company for its payment of such expenses. Upon request, the Trustee shall reimburse the Controlling Company for its salary and other labor costs related to the Plan to the extent that such costs constitute proper Plan expenses.

      14.14 Recordkeeper Transition Rule.

            For purposes of effectuating a change in the Plan's recordkeeper, and notwithstanding anything herein to the contrary, the Administrative Committee may designate a period during which no distributions shall be permitted.

      IN WITNESS WHEREOF, the Controlling Company has caused the Plan to be executed by its duly authorized officer as of the date first above written.

                                        CINGULAR WIRELESS LLC


                                        By:
                                            ---------------------------------

                                        Title:
                                              -------------------------------

                         CINGULAR WIRELESS PENSION PLAN

                                   SCHEDULE A

                   PARTICIPATING COMPANIES AND EFFECTIVE DATES
                        (see Plan Sections 1.61 and 11.4)

Name                                                  Effective Date
----                                                  --------------
Cingular Wireless LLC                                 Effective Date of Plan
Cingular Wireless Employee Services LLC               Effective Date of Plan
CCPR Services, Inc.                                   December 23, 2001

                         CINGULAR WIRELESS PENSION PLAN

                                   SCHEDULE B

           COVERED COLLECTIVE BARGAINING CONTRACTS AND EFFECTIVE DATES
                             (see Plan Section 1.27)

Name                                                    Effective Date
----                                                    --------------
Labor Agreement T: 2000 Regional Labor Agreements       Effective Date of Plan
between CWA District 3 and Cingular Wireless LLC
dated February 1, 2001; Settlement Agreement
between CWA District 3 and Cingular Wireless LLC
dated June 25, 2001 for certain employees employed
at the Warehouse Facility in Memphis, Tennessee
(Expiration Date: February 29, 2004)

Labor Agreement 4 (Central Region - Facilities):        Effective Date of Plan
2000 Regional Labor Agreement dated March 1, 2000
and Settlement Agreements dated August 20, 2001
between CWA District 6 and Cingular Wireless LLC
for certain employees formerly employed by GTE
Corporation in Austin, Texas and between CWA
District 6 and Cingular Wireless LLC for certain
employees in the Waco/Killeen Market (Expiration
Date: February 29, 2004)

Labor Agreement 6 (Great Lakes and Northeast            Effective Date of Plan
Regions): 2001 Labor Agreement between CWA
Districts 1, 2 and 4 and Cingular Wireless LLC
dated January 8, 2001 for certain employees
formerly employed by Cellular One Properties and
Ameritech (Expiration Date: February 5, 2005)

                         CINGULAR WIRELESS PENSION PLAN

                                   SCHEDULE C

               SNET GRANDFATHERED ANNUITY CONVERSION FACTORS TABLE
                          [see Plan Section 3.1(f)(2)]

                             Completed Months of Age

 Completed     0      1      2      3      4      5      6      7      8      9     10     11
Years of Age
------------
    21       15.18  15.18  15.17  15.17  15.17  15.16  15.16  15.16  15.15  15.15  15.15  15.14
    22       15.14  15.14  15.13  15.13  15.13  15.12  15.12  15.12  15.11  15.11  15.11  15.10
    23       15.10  15.10  15.09  15.09  15.09  15.08  15.08  15.08  15.07  15.07  15.07  15.06
    24       15.06  15.06  15.05  15.05  15.05  15.04  15.04  15.04  15.03  15.03  15.03  15.02
    25       15.02  15.02  15.01  15.01  15.01  15.00  15.00  15.00  14.99  14.99  14.99  14.98
    26       14.98  14.98  14.97  14.97  14.96  14.96  14.96  14.95  14.95  14.94  14.94  14.93
    27       14.93  14.93  14.92  14.92  14.91  14.91  14.91  14.90  14.90  14.89  14.89  14.88
    28       14.88  14.88  14.87  14.87  14.86  14.86  14.85  14.85  14.84  14.84  14.83  14.83
    29       14.82  14.82  14.81  14.81  14.80  14.80  14.80  14.79  14.79  14.78  14.78  14.77
    30       14.77  14.77  14.76  14.76  14.75  14.75  14.74  14.74  14.73  14.73  14.72  14.72
    31       14.71  14.70  14.70  14.69  14.69  14.68  14.68  14.67  14.66  14.66  14.65  14.65
    32       14.64  14.64  14.63  14.63  14.62  14.62  14.61  14.61  14.60  14.60  14.59  14.59
    33       14.58  14.57  14.57  14.56  14.55  14.55  14.54  14.53  14.53  14.52  14.51  14.51
    34       14.50  14.49  14.49  14.48  14.48  14.47  14.47  14.46  14.45  14.45  14.44  14.44
    35       14.43  14.42  14.42  14.41  14.40  14.40  14.39  14.38  14.38  14.37  14.36  14.36
    36       14.35  14.34  14.34  14.33  14.32  14.32  14.31  14.30  14.30  14.29  14.28  14.28
    37       14.27  14.26  14.26  14.25  14.24  14.23  14.23  14.22  14.21  14.20  14.20  14.19
    38       14.18  14.17  14.16  14.16  14.15  14.14  14.13  14.12  14.11  14.11  14.10  14.09
    39       14.08  14.07  14.07  14.06  14.05  14.04  14.04  14.03  14.02  14.01  14.01  14.00
    40       13.99  13.98  13.97  13.96  13.95  13.94  13.94  13.93  13.92  13.91  13.90  13.89
    41       13.88  13.87  13.86  13.86  13.85  13.84  13.83  13.82  13.81  13.81  13.80  13.79
    42       13.78  13.77  13.76  13.75  13.74  13.73  13.72  13.71  13.70  13.69  13.68  13.67
    43       13.66  13.65  13.64  13.63  13.62  13.61  13.60  13.59  13.58  13.57  13.56  13.55

                             Completed Months of Age

 Completed     0      1      2      3      4      5      6      7      8      9     10     11
Years of Age
------------
    44       13.54  13.53  13.52  13.51  13.50  13.49  13.48  13.47  13.46  13.45  13.44  13.43
    45       13.42  13.41  13.40  13.39  13.38  13.37  13.36  13.35  13.34  13.33  13.32  13.31
    46       13.30  13.29  13.28  13.27  13.25  13.24  13.23  13.22  13.21  13.20  13.18  13.17
    47       13.16  13.15  13.14  13.13  13.12  13.11  13.10  13.08  13.07  13.06  13.05  13.04
    48       13.03  13.02  13.01  12.99  12.98  12.97  12.96  12.94  12.93  12.92  12.91  12.89
    49       12.88  12.87  12.86  12.84  12.83  12.82  12.81  12.79  12.78  12.77  12.76  12.74
    50       12.73  12.72  12.71  12.69  12.68  12.67  12.66  12.64  12.63  12.62  12.61  12.59
    51       12.58  12.57  12.55  12.54  12.52  12.51  12.50  12.48  12.47  12.45  12.44  12.42
    52       12.41  12.40  12.38  12.37  12.35  12.34  12.33  12.31  12.30  12.28  12.27  12.25
    53       12.24  12.23  12.21  12.20  12.18  12.17  12.16  12.14  12.13  12.11  12.10  12.08
    54       12.07  12.05  12.04  12.02  12.01  11.99  11.98  11.96  11.94  11.93  11.91  11.90
    55       11.88  11.87  11.85  11.84  11.83  11.81  11.80  11.79  11.77  11.76  11.75  11.73
    56       11.72  11.71  11.69  11.68  11.66  11.65  11.64  11.62  11.61  11.59  11.58  11.56
    57       11.55  11.54  11.52  11.51  11.49  11.48  11.46  11.45  11.43  11.42  11.40  11.39
    58       11.37  11.35  11.34  11.32  11.31  11.29  11.28  11.26  11.24  11.23  11.21  11.20
    59       11.18  11.16  11.15  11.13  11.12  11.10  11.09  11.07  11.05  11.04  11.02  11.01
    60       10.99  10.97  10.96  10.94  10.92  10.91  10.89  10.87  10.86  10.84  10.82  10.81
    61       10.79  10.77  10.76  10.74  10.72  10.70  10.69  10.67  10.65  10.63  10.62  10.60
    62       10.58  10.56  10.55  10.53  10.51  10.49  10.48  10.46  10.44  10.42  10.41  10.39
    63       10.37  10.35  10.33  10.32  10.30  10.28  10.26  10.24  10.22  10.21  10.19  10.17
    64       10.15  10.13  10.11  10.09  10.07  10.05  10.04  10.02  10.00   9.98   9.96   9.94
    65        9.92   9.90   9.88   9.86   9.84   9.82   9.81   9.79   9.77   9.75   9.73   9.71
    66        9.69   9.67   9.65   9.63   9.61   9.59   9.57   9.55   9.53   9.51   9.49   9.47
    67        9.45   9.43   9.41   9.39   9.37   9.35   9.33   9.31   9.29   9.27   9.25   9.23
    68        9.21   9.19   9.17   9.15   9.13   9.11   9.09   9.06   9.04   9.02   9.00   8.98
    69        8.96   8.94   8.92   8.90   8.88   8.86   8.84   8.81   8.79   8.77   8.75   8.73
    70        8.71   8.69   8.67   8.65   8.63   8.61   8.59   8.56   8.54   8.52   8.50   8.48
    71        8.46   8.44   8.42   8.40   8.37   8.35   8.33   8.31   8.29   8.27   8.24   8.22
    72        8.20   8.18   8.16   8.14   8.11   8.09   8.07   8.05   8.03   8.01   7.98   7.96
    73        7.94   7.92   7.90   7.87   7.85   7.83   7.81   7.78   7.76   7.74   7.72   7.69

                             Completed Months of Age

 Completed
Years of Age          0      1      2      3      4      5      6      7      8      9     10     11
------------
    74              7.67   7.65   7.63   7.61   7.58   7.56   7.54   7.52   7.50   7.48   7.45   7.43
    75              7.41   7.39   7.37   7.34   7.32   7.30   7.28   7.25   7.23   7.21   7.19   7.16
    76              7.14   7.12   7.10   7.07   7.05   7.03   7.01   6.98   6.96   6.94   6.92   6.89
    77              6.87   6.85   6.82   6.80   6.78   6.75   6.73   6.71   6.68   6.66   6.64   6.61
    78              6.59   6.57   6.55   6.52   6.50   6.48   6.46   6.43   6.41   6.39   6.37   6.34
    79              6.32   6.30   6.28   6.25   6.23   6.21   6.19   6.16   6.14   6.12   6.10   6.07
    80              6.05

                         CINGULAR WIRELESS PENSION PLAN

                                   SCHEDULE D

           SNET GRANDFATHERED EARLY RETIREMENT REDUCTION FACTORS TABLE
                          [see Plan Section 5.3(b)(5)]

                             Completed Months of Age

 Completed
Years of Age        0        1        2        3        4        5        6        7        8        9        10       11
------------
    18            0.130    0.131    0.132    0.133    0.133    0.134    0.135    0.136    0.137    0.138    0.138    0.139
    19            0.140    0.141    0.142    0.143    0.143    0.144    0.145    0.146    0.147    0.148    0.148    0.149
    20            0.150    0.151    0.152    0.153    0.153    0.154    0.155    0.156    0.157    0.158    0.158    0.159
    21            0.160    0.161    0.162    0.163    0.163    0.164    0.165    0.166    0.167    0.168    0.168    0.169
    22            0.170    0.171    0.172    0.173    0.173    0.174    0.175    0.176    0.177    0.178    0.178    0.179
    23            0.180    0.181    0.182    0.183    0.183    0.184    0.185    0.186    0.187    0.188    0.188    0.189
    24            0.190    0.191    0.192    0.193    0.193    0.194    0.195    0.196    0.197    0.198    0.198    0.199
    25            0.200    0.201    0.202    0.203    0.203    0.204    0.205    0.206    0.207    0.208    0.208    0.209
    26            0.210    0.211    0.212    0.213    0.213    0.214    0.215    0.216    0.217    0.218    0.218    0.219
    27            0.220    0.221    0.222    0.223    0.223    0.224    0.225    0.226    0.227    0.228    0.228    0.229
    28            0.230    0.231    0.232    0.233    0.233    0.234    0.235    0.236    0.237    0.238    0.238    0.239
    29            0.240    0.241    0.242    0.243    0.243    0.244    0.245    0.246    0.247    0.248    0.248    0.249
    30            0.250    0.252    0.253    0.255    0.257    0.258    0.260    0.262    0.263    0.265    0.267    0.268
    31            0.270    0.272    0.273    0.275    0.277    0.278    0.280    0.282    0.283    0.285    0.287    0.288
    32            0.290    0.292    0.293    0.295    0.297    0.298    0.300    0.302    0.303    0.305    0.307    0.308
    33            0.310    0.312    0.313    0.315    0.317    0.318    0.320    0.322    0.323    0.325    0.327    0.328
    34            0.330    0.332    0.333    0.335    0.337    0.338    0.340    0.342    0.343    0.345    0.347    0.348
    35            0.350    0.352    0.353    0.355    0.357    0.358    0.360    0.362    0.363    0.365    0.367    0.368
    36            0.370    0.372    0.373    0.375    0.377    0.378    0.380    0.382    0.383    0.385    0.387    0.388
    37            0.390    0.392    0.393    0.395    0.397    0.398    0.400    0.402    0.403    0.405    0.407    0.408
    38            0.410    0.412    0.413    0.415    0.417    0.418    0.420    0.422    0.423    0.425    0.427    0.428
    39            0.430    0.432    0.433    0.435    0.437    0.438    0.440    0.442    0.443    0.445    0.447    0.448
    40            0.450    0.452    0.453    0.455    0.457    0.458    0.460    0.462    0.463    0.465    0.467    0.468

                             Completed Months of Age

 Completed      0          1        2        3        4       5         6       7        8        9        10       11
Years of Age
------------
    41         0.470     0.472    0.473    0.475    0.477    0.478    0.480    0.482    0.483    0.485    0.487    0.488
    42         0.490     0.492    0.493    0.495    0.497    0.498    0.500    0.502    0.503    0.505    0.507    0.508
    43         0.510     0.512    0.513    0.515    0.517    0.518    0.520    0.522    0.523    0.525    0.527    0.528
    44         0.530     0.532    0.533    0.535    0.537    0.538    0.540    0.542    0.543    0.545    0.547    0.548
    45         0.550     0.553    0.555    0.558    0.560    0.563    0.565    0.568    0.570    0.573    0.575    0.578
    46         0.580     0.583    0.585    0.588    0.590    0.593    0.595    0.598    0.600    0.603    0.605    0.608
    47         0.610     0.613    0.615    0.618    0.620    0.623    0.625    0.628    0.630    0.633    0.635    0.638
    48         0.640     0.643    0.645    0.648    0.650    0.653    0.655    0.658    0.660    0.663    0.665    0.668
    49         0.670     0.673    0.675    0.678    0.680    0.683    0.685    0.688    0.690    0.693    0.695    0.698
    50         0.700     0.705    0.710    0.715    0.720    0.725    0.730    0.735    0.740    0.745    0.750    0.755
    51         0.760     0.765    0.770    0.775    0.780    0.785    0.790    0.795    0.800    0.805    0.810    0.815
    52         0.820     0.825    0.830    0.835    0.840    0.845    0.850    0.855    0.860    0.865    0.870    0.875
    53         0.880     0.885    0.890    0.895    0.900    0.905    0.910    0.915    0.920    0.925    0.930    0.935
    54         0.940     0.945    0.950    0.955    0.960    0.965    0.970    0.975    0.980    0.985    0.990    0.995
    55         1.000

                         CINGULAR WIRELESS PENSION PLAN

                                   SCHEDULE E

          SNET GRANDFATHERED SINGLE-SUM CERTAIN REDUCTION FACTORS TABLE
                   [see Plan Sections 6.2(c)(5) and 6.2(c)(6)]

         Competed    Reduction                      Competed   Reduction
       Years of Age   Factor                      Years of Age  Factor
       ------------  ---------                    ------------ ---------
            21        0.9983                          52        0.9804
            22        0.9982                          53        0.9788
            23        0.9981                          54        0.9771
            24        0.9980                          55        0.9752
            25        0.9979                          56        0.9732
            26        0.9978                          57        0.9708
            27        0.9976                          58        0.9682
            28        0.9975                          59        0.9652
            29        0.9973                          60        0.9619
            30        0.9971                          61        0.9583
            31        0.9969                          62        0.9542
            32        0.9967                          63        0.9497
            33        0.9965                          64        0.9446
            34        0.9962                          65        0.9390
            35        0.9959                          66        0.9330
            36        0.9955                          67        0.9266
            37        0.9951                          68        0.9197
            38        0.9947                          69        0.9120
            39        0.9941                          70        0.9037
            40        0.9935                          71        0.9000
            41        0.9929                          72        0.9000
            42        0.9921                          73        0.9000
            43        0.9913                          74        0.9000
            44        0.9903                          75        0.9000
            45        0.9893                          76        0.9000
            46        0.9883                          77        0.9000
            47        0.9871                          78        0.9000
            48        0.9859                          79        0.9000
            49        0.9846                          80        0.9000
            50        0.9833
            51        0.9819

                         CINGULAR WIRELESS PENSION PLAN

                                   SCHEDULE F

                          AMERITECH TRANSITION ACCOUNT
                             (see Plan Section 1.9)


      F-1    Special Definitions.

            (a) Adjusted 2001 Defined Lump Sum. The term "Adjusted 2001 Defined Lump Sum" shall mean, with respect to an Ameritech Transferred Employee, his 2001 Defined Lump Sum projected to December 31, 2006, using a 7.5% interest rate.

            (b) Credited Benefit Service Date. The term "Credited Benefit Service Date" shall mean, with respect to an Ameritech Transferred Employee, his credited benefit service date under the Ameritech Plan as of December 31, 2001.

            (c) Defined Lump Sum Credits. The term "Defined Lump Sum Credits" shall mean, with respect to an Ameritech Transferred Employee, the sum of the percentages shown on the following schedule for each month during which such Ameritech Transferred Employee is actively employed, determined on the basis of such Ameritech Transferred Employee's age on the last day of such month:

                    Age                    Monthly Percentage
                    ---                    ------------------
                  Under 30                        1/2%
                  30 to 34                       7/12%
                  35 to 39                        2/3%
                  40 to 44                        5/6%
                  45 to 49                          1%
                  50 to 54                      1 1/4%
                  55 and older                  1 2/3%

            (d) Projected Transition Compensation. The term "Projected Transition Compensation" shall mean, with respect to an Ameritech Transferred Employee for any calendar year, his 2001 Transition Compensation adjusted to subsequent and prior years on the basis of 5% annual increases.

            (e) Transition Shortfall. The term "Transition Shortfall" shall mean, with respect to an Ameritech Transferred Employee, his 2006 Defined Lump Sum minus his 2006 Cash Balance Account minus his Adjusted 2001 Defined Lump Sum.

            (f) 2001 Defined Lump Sum. The term "2001 Defined Lump Sum" shall mean, with respect to an Ameritech Transferred Employee, the product of (i) his Defined Lump Sum Credits determined on the basis of such Ameritech Transferred Employee's continuous employment from his Credited Benefit Service Date through December 31, 2001, multiplied by (ii) his 2001 Final Average Compensation.

            (g) 2001 Final Average Compensation. The term "2001 Final Average Compensation" shall mean, with respect to an Ameritech Transferred Employee, the annual average of his Projected Transition Compensation for 1999, 2000 and 2001.

            (h) 2001 Transition Compensation. The term "2001 Transition Compensation" shall mean, with respect to an Ameritech Transferred Employee, the sum of (1) and (2) as follows:

                  (1) such Ameritech Transferred Employee's annual base rate of pay and annual target bonus from SBC Communications Inc. or an affiliate thereof as of November 1, 2001; plus

                  (2) such Ameritech Transferred Employee's commissions paid from SBC Communications Inc. or an affiliate thereof between January 1, 2001, and November 1, 2001, multiplied by 12/10.

            (i) 2006 Cash Balance Account. The term "2006 Cash Balance Account" shall mean, with respect to an Ameritech Transferred Employee, a hypothetical projection of his Cash Balance Account to December 31, 2006, determined on the basis that (i) the Service Credits added to his Cash Balance Account each month equal 5% of 1/12 of his Projected Transition Compensation for the year in which such month occurs, and (ii) the Interest Credits added to his Cash Balance Account are determined using an annual Interest Crediting Rate of 6.5%

            (j) 2006 Defined Lump Sum. The term "2006 Defined Lump Sum" shall mean, with respect to an Ameritech Transferred Employee, the product of (i) his Defined Lump Sum Credits determined on the basis of such Ameritech Transferred Employee's continuous employment from his Credited Benefit Service Date through December 31, 2006, multiplied by (ii) his 2006 Final Average Compensation.

            (k) 2006 Final Average Compensation. The term "2006 Final Average Compensation" shall mean, with respect to an Ameritech Transferred Employee, the annual average of his Projected Transition Compensation for 2004, 2005 and 2006.

      F-2    Ameritech Transition Account.

            An Ameritech Transition Account shall be established and maintained for each Ameritech Transferred Employee on the following basis:

            (a) Opening Balance. As of January 1, 2002, the Ameritech Transition Account of each Ameritech Transferred Employee shall be credited with an amount equal to the greater of (i) such Ameritech Transferred Employee's Transition Shortfall discounted from December 31, 2006, to December 31, 2001, using a 6.5% interest rate, or (ii) $500.

            (b) Interest Credits. As of the last day of each calendar month, and prior to the crediting of Service Credits, if any, pursuant to Section 3.2(b)(5), each Ameritech Transferred Employee's Ameritech Transition Account shall be credited with an Interest Credit for such calendar month.

            (c) Monthly Reduction. As of the last day of each month beginning on or after January 1, 2002, and ending prior to January 1, 2007, and following the crediting of Service Credits, if any, pursuant to Section 3.2(b)(5), each Ameritech Transferred Employee's Ameritech Transition Account shall be reduced by an amount equal to the current balance of such Ameritech Transition Account multiplied by a fraction, the numerator of which is 1 and the denominator of which is (i) 60 minus (ii) the number of whole months that have elapsed since January 31, 2002, such that each Ameritech Transferred Employee's Ameritech Transition Account shall equal zero as of January 1, 2007.

            (d) Nature of Ameritech Transition Accounts. Ameritech Transition Accounts are intended to be bookkeeping accounts only. Neither the maintenance nor the making of credits thereto shall be construed as an allocation of assets of the Plan to, or a segregation of the assets of the Plan in, any Ameritech Transition Account, or otherwise as creating a right of any person to receive specific assets of the Plan. Benefits provided under the Plan shall be paid from the general assets of the Trust Fund in the amounts, in the forms and at the times provided under the terms of the Plan.